UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
Certified Shareholder Report of
Registered Management Investment Companies

Investment Company Act File Number: 811-66

American Balanced Fund, Inc.
(Exact Name of Registrant as specified in charter)

P.O. Box 7650, One Market, Steuart Tower
San Francisco, California 94120
(Address of principal executive offices)

Registrant's telephone number, including area code: (415) 421-9360

Date of fiscal year end: December 31

Date of reporting period: December 31, 2005

Patrick F. Quan
Capital Research and Management Company
P.O. Box 7650, One Market, Steuart Tower
San Francisco, California 94120
(name and address of agent for service)

Copies to:
Michael Glazer
Paul, Hastings, Janofsky & Walker LLP
515 South Flower Street
Los Angeles, California 90071
(Counsel for the Registrant)

ITEM 1 - Reports to Stockholders
[Logo - American Funds®]

The right choice for the long term®

American Balanced Fund

[photo of four trees at sunset - snow on the ground and clouds in the sky]
Annual report for the year ended December 31, 2005

American Balanced Fund® seeks conservation of capital, current income and long-term growth of both capital and income by investing in common stocks and fixed-income securities. The fund approaches the management of its investments as if they constituted the complete investment program of the prudent investor.

This fund is one of the 29 American Funds. The organization ranks among the nation’s three largest mutual fund families. For nearly 75 years, Capital Research and Management Company,SM the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.

Figures shown are past results for Class A shares and are not predictive of results in future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity. For the most current information and month-end results, visit americanfunds.com. Fund results shown, unless otherwise indicated, are at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower.

Contents

Letter to shareholders	1
The value of a long-term perspective	2
30 years of balanced investing	4
Summary investment portfolio	10
Financial statements	15
Board of directors and officers	32
What makes American Funds different?	back cover

Please see pages 2-3 for Class A share average annual total returns with relevant sales charges deducted. Other share class results and important information can be found on page 27.

The fund’s investment adviser waived 5% of its management fees from September 1, 2004, through March 31, 2005, and increased the waiver to 10% on April 1, 2005. Fund results shown reflect the waiver, without which they would have been lower. Please see the Financial Highlights table on pages 23-24 for details.

The fund’s 30-day yield for Class A shares as of January 31, 2006, calculated in accordance with the Securities and Exchange Commission formula, was 2.28%, which reflects a fee waiver (2.26% without the fee waiver). The fund’s distribution rate for Class A shares as of that date was 2.04%. Both reflect the 5.75% maximum sales charge. The SEC yield reflects the rate at which the fund is earning income on its current portfolio of securities while the distribution rate reflects the fund’s past dividends paid to shareholders. Accordingly, the fund’s SEC yield and distribution rate may differ.

The return of principal for the bond holdings in American Balanced Fund is not guaranteed. Fund shares are subject to the same interest rate, inflation and credit risks associated with the underlying bond holdings.

American Balanced Fund results*
(yearly returns through December 31)

	Value of principal	Income return	Total return†

1975 (from 7/26/75)	+2.4%	+3.2%	+5.6%
1976	+20.0	+6.0	+26.0
1977	-4.5	+5.2	+0.7
1978	+0.6	+5.6	+6.2
1979	+1.6	+6.0	+7.6
1980	+7.1	+7.3	+14.4
1981	-3.5	+7.9	+4.4
1982	+20.8	+8.6	+29.4
1983	+8.4	+7.7	+16.1
1984	+2.2	+7.2	+9.4
1985	+22.3	+6.8	+29.1
1986	+10.9	+6.0	+16.9
1987	-2.3	+6.3	+4.0
1988	+6.6	+6.3	+12.9
1989	+14.9	+6.6	+21.5
1990	-7.3	+5.7	-1.6
1991	+18.6	+6.1	+24.7
1992	+4.4	+5.1	+9.5
1993	+6.3	+5.0	+11.3
1994	-4.2	+4.5	+0.3
1995	+22.4	+4.7	+27.1
1996	+9.2	+4.0	+13.2
1997	+17.1	+3.9	+21.0
1998	+7.5	+3.6	+11.1
1999	-0.1	+3.6	+3.5
2000	+12.0	+3.9	+15.9
2001	+4.5	+3.7	+8.2
2002	-9.0	+2.7	-6.3
2003	+20.2	+2.6	+22.8
2004	+6.8	+2.1	+8.9
2005	+0.9	+2.2	+3.1

Average annual total return:			+12.0%

*Capital Research and Management Company became the fund’s investment adviser on July 26, 1975.
† Total return measures capital appreciation and income return, assuming reinvestment of dividends and capital gain distributions.

Fellow shareholders:

[photo of four trees at sunset - snow on the ground and clouds in the sky]
In 2005, American Balanced Fund produced a total return of 3.1%, compared with a total return of 5.2% for the Lipper Balanced Funds Index. Stocks, as measured by Standard & Poor’s 500 Composite Index, had a total return of 4.9%. U.S. investment-grade bonds, as measured by the Lehman Brothers Aggregate Bond Index, provided a total return of 2.4%. The latter two indexes are unmanaged.

In reviewing the year just ended, we are struck by the difficulty investors had in achieving real (after inflation) returns. Inflation accelerated during the year as the Consumer Price Index rose 3.4%, its highest rate of increase in five years. Thus, stocks barely exceeded the inflation rate and bonds fell short of it. Though one cannot be sure, it is very possible that a period of low real returns may be with us for a while.

Much of this increase in inflation was the result of a sharp rise in oil prices for the second year in a row. The price of oil began the year at $43 a barrel and was $61 by year-end. The U.S. economy showed considerable resilience in the face of this, with the gross domestic product increasing 3.5%. Corporate earnings were quite strong and corporate profit margins are near record levels. It seems reasonable to expect slower growth in the economy and earnings in the year ahead.

We consider the fund’s total return for the year to be somewhat disappointing. One should recognize that it does follow several extraordinarily positive years, relative to the balanced funds index, that the fund has had since 1999. (See page 8 for comparison with stocks, bonds and the balanced funds index.) The most important factor in our 2005 results was the poor returns of many high-quality, large companies. For example, the 50 largest stocks in the S&P 500 experienced a price decline of 2%, while the other 450 rose 8%. The 50 largest sell at a lower price/earnings ratio than the S&P 500, a condition that is almost unprecedented. We have large positions in companies such as Microsoft, Wal-Mart, IBM and Abbott, all of which sell at about the same multiple as the overall market. We believe these types of stocks will produce excellent returns for long-term investors. This, however, was not the case in 2005, and it clearly hurt our results.

During the year, the fund added to its oil and information technology holdings. While oil stocks did well in 2005, they don’t yet seem to fully reflect the doubling of oil prices that has occurred over the past two years. We think many technology companies have good potential and their prices are now relatively attractive. During the year, we reduced exposure to the consumer sector because of high consumer debt levels and rising short-term interest rates, which may slow spending.

Bonds also had modest returns, affected by the rise of short-term interest rates. In the past year, the Federal Reserve Board raised the federal funds rate to 4.25% from 2.25%. The yield on the 10-year Treasury note ended the year at 4.39%, up slightly from the 4.24% at the end of 2004. Of the fund’s fixed-income portfolio, 40.1% was invested in corporate securities, 25.6% in government obligations and 34.3% in mortgage- and asset-backed securities.

It is American Balanced Fund’s policy to have between 50% and 75% of the portfolio invested in common stocks at all times. The percentage will vary based on our judgment of the relative attractiveness of equities, bonds and cash. At year-end, the fund had 67% in stocks, 29% in bonds and 4% in cash, almost exactly the same as when it began the year. This allocation reflects the fund counselors’ opinion that stocks seem more attractive than bonds. We think that the valuation of common stocks is well within historic norms, while we remain concerned about the effect of rising rates on bond prices.

The year 2005 marked the 30th anniversary of American Balanced Fund’s management by Capital Research and Management Company. For a retrospective on the past three decades, please see our feature story on page 4. As for the future, we assure you that we will continue to take the prudent, research-driven approach to investing that has characterized the fund through its 73-year history and its 30 years in the American Funds family.

Cordially,

/s/ Robert G. O'Donnell

Robert G. O’Donnell
Vice Chairman of the Board
and Principal Executive Officer

/s/ Gregory D. Johnson

Gregory D. Johnson
President
February 8, 2006

For current information about the fund, visit americanfunds.com.

How American Balanced Fund has fared with Capital Research and Management Company as investment adviser

Since the fund invests in both stocks and bonds, its results should be weighed against a combination of stock and bond indexes.

	Cumulative total return	Average annual total return
for the period 7/26/1975 - 12/31/2005

American Balanced Fund	+3,047.3%	+12.0%
Lipper Balanced Funds Index*	+2,475.7%	+11.3%
Standard & Poor’s 500
Composite Index	+3,650.7%	+12.6%
Lehman Brothers Aggregate
Bond Index†	+1,207.1%	+8.8%

Figures assume reinvestment of all distributions.

The S&P 500 and the Lehman Brothers Aggregate Bond Index are unmanaged.

*The Lipper Balanced Funds Index lifetime return is calculated from July 31, 1975.
† The Lehman Brothers Aggregate Bond Index did not exist until December 31, 1975. For the period July 31, 1975, to December 31, 1975, Lehman Brothers Government/Credit Bond Index (formerly known as Lehman Brothers Government/Corporate Bond Index) was used.

The value of a long-term perspective

How a $10,000 investment has grown

This chart shows how a hypothetical $10,000 investment in American Balanced Fund grew from July 26, 1975 — when Capital Research and Management Company became the fund’s investment adviser — to December 31, 2005.

Fund figures reflect deduction of the maximum sales charge of 5.75% on the $10,000 investment.1 Thus the net amount invested was $9,425.2

As you can see, the investment grew to $296,549 with all distributions reinvested. Since the fund invests in both stocks and bonds, it should not be surprising that its return lies between the unmanaged stock and bond indexes tracked on the chart.

The fund’s year-by-year results appear under the chart. You can use this table to estimate how the value of your own holdings has grown. Let’s say, for example, that you have reinvested all your distributions and want to know how your investment has done since December 31, 1995. At that time, according to the table, the value of the investment illustrated here was more than $116,000. Since then, it has grown to $296,549. Thus, in the same period, the value of your 1995 investment — regardless of size — has more than doubled.

Average annual total returns based on a $1,000 investment
(for periods ended December 31, 2005)*

	1 year	5 years	10 years

Class A shares	-2.82%	+5.69%	+9.18%

*Assumes reinvestment of all distributions and payment of the maximum 5.75% sales charge.

The fund’s investment adviser waived 5% of its management fees from September 1, 2004, through March 31, 2005, and increased the waiver to 10% on April 1, 2005. Fund results shown reflect the waiver, without which they would have been lower. Please see the Financial Highlights table on pages 23-24 for details.

[begin mountain chart]
Date	American Balanced Fund with dividends reinvested[4]	S&P 500 with dividends reinvested[3]	Lehman Brothers Aggregate Bond Index[3,5]	Original investment
Initial (7/25/75)	$9,425	$10,000	$10,000	$10,000
12/31/1975	9,948	10,314	10,558	10,000
12/31/1976	12,533	12,782	12,205	10,000
12/31/1977	12,620	11,867	12,576	10,000
12/31/1978	13,404	12,647	12,751	10,000
12/31/1979	14,427	15,001	12,997	10,000
12/31/1980	16,498	19,869	13,348	10,000
12/31/1981	17,224	18,891	14,182	10,000
12/31/1982	22,280	22,961	18,809	10,000
12/31/1983	25,869	28,140	20,381	10,000
12/31/1984	28,291	29,905	23,468	10,000
12/31/1985	36,527	39,393	28,655	10,000
12/31/1986	42,690	46,746	33,031	10,000
12/31/1987	44,406	49,200	33,940	10,000
12/31/1988	50,123	57,349	36,616	10,000
12/31/1989	60,915	75,489	41,937	10,000
12/31/1990	59,959	73,142	45,694	10,000
12/31/1991	74,765	95,378	53,006	10,000
12/31/1992	81,853	102,634	56,930	10,000
12/31/1993	91,080	112,956	62,480	10,000
12/31/1994	91,386	114,442	60,658	10,000
12/31/1995	116,179	157,396	71,864	10,000
12/31/1996	131,474	193,510	74,473	10,000
12/31/1997	159,131	258,048	81,663	10,000
12/31/1998	176,846	331,786	88,756	10,000
12/31/1999	182,974	401,589	88,027	10,000
12/31/2000	211,985	365,037	98,261	10,000
12/31/2001	229,339	321,685	106,558	10,000
12/31/2002	214,967	250,617	117,486	10,000
12/31/2003	264,029	322,463	122,308	10,000
12/31/2004	287,587	357,528	127,614	10,000
12/31/2005	296,549	375,070	130,713	10,000
[end mountain chart]

Year ended Dec. 31	1975[6]	1976	1977	1978	1979	1980	1981

Total value (dollars in thousands)
Dividends reinvested	$.3	.6	.7	.7	.8	1.1	1.3
Value at year-end[1]	$9.9	12.5	12.6	13.4	14.4	16.5	17.2

AMBAL total return	(0.5)%	26.0	0.7	6.2	7.6	14.4	4.4

Year ended Dec. 31	1982	1983	1984	1985	1986	1987	1988

Total value (dollars in thousands)
Dividends reinvested	1.5	1.7	1.9	1.9	2.2	2.7	2.8
Value at year-end[1]	22.3	25.9	28.3	36.5	42.7	44.4	50.1

AMBAL total return	29.4	16.1	9.4	29.1	16.9	4.0	12.9

Year ended Dec. 31	1989	1990	1991	1992	1993	1994	1995

Total value (dollars in thousands)
Dividends reinvested	3.3	3.5	3.7	3.8	4.1	4.1	4.3
Value at year-end[1]	60.9	60.0	74.8	81.9	91.1	91.4	116.2

AMBAL total return	21.5	(1.6)	24.7	9.5	11.3	0.3	27.1

Year ended Dec. 31	1996	1997	1998	1999	2000	2001	2002

Total value (dollars in thousands)
Dividends reinvested	4.7	5.2	5.8	6.4	7.2	7.8	6.3
Value at year-end[1]	131.5	159.1	176.8	183.0	212.0	229.3	215.0

AMBAL total return	13.2	21.0	11.1	3.5	15.9	8.2	(6.3)

Year ended Dec. 31	2003	2004	2005

Total value (dollars in thousands)
Dividends reinvested	5.6	5.5	6.4
Value at year-end[1]	264.0	287.6	296.5

AMBAL total return	22.8	8.9	3.1

Lifetime average annual total return:  11.8%4

1 As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $25,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.
2 The maximum initial sales charge was 8.5% prior to July 1, 1988.
3 The market indexes are unmanaged, do not reflect sales charges, commissions or expenses and cannot be invested in directly.
4 Includes reinvested dividends of $107,760 and reinvested capital gain distributions of $98,031.
5 The Lehman Brothers Aggregate Bond Index did not exist until December 31, 1975. For the period July 31, 1975, to December 31, 1975, Lehman Brothers Government/Credit Bond Index (formerly known as Lehman Brothers Government/Corporate Bond Index) was used.
6 For the period July 26, 1975 (when Capital Research and Management Company became the fund’s investment adviser) through December 31, 1975.

Past results are not predictive of results in future periods. The results shown are before taxes on fund distributions and sale of fund shares.

[Begin Photo Caption]
[photo of Bob O'Donnell]
“We observe what can only be termed rampant speculation in some areas, with Internet stocks being only the most obvious example. In the past, when stocks’ values have been based on hopes and dreams rather than sales and earnings, disappointment has typically followed.”
— Bob O’Donnell, Chairman of the Board, 1999 Annual Report
[End Photo Caption]

A look back at 30 years of balanced investing

[photo of three scale weights - balance scale in the background]

The year 2005 marks the 30th anniversary of American Balanced Fund’s management by Capital Research and Management Company (CRMC). It seems a good time to look back at how the fund fared through the ups and downs of the U.S. stock and bond markets over the past three decades. We talked with equity and fixed-income counselors of American Balanced Fund (AMBAL) to review the past 30 years.

[photo of Wall Street]

“The most important thing to remember about American Balanced Fund is that the fund approaches the management of its investments as if they constituted the complete investment program of the prudent investor,” says Robert G. O’Donnell, principal executive officer. “Everything we do in managing the fund flows from that principle. Most investors need both stocks and bonds in their portfolios, but they’re often not sure about how to allocate those assets. We provide that within a carefully defined and relatively narrow range.”

Balanced funds have a long history. Commonwealth Investment Company, whose name was later changed to American Balanced Fund, was established in 1932. It is thus now beginning its 74th year. In 1975, Capital Research and Management Company, investment adviser to the American Funds, assumed management of the fund. The essence of a balanced approach to investing is to blend the growth potential of stocks with the stability and income of bonds in order to reduce volatility.

[photo of the sun setting behind a row of trees]

A quick overview of the last 30 years

Over the past 30 years, investors experienced a volatile period that included a great run-up of the price of oil in the late 1970s, a collapse of the price of oil in the mid-1980s and the sharp rise of the price of oil again as we end this period. As measured by the 10-year Treasury note, interest rates began the period at 7.8%, rose to a high of 15.8% in September 1981, and then declined to 4.4% at the end of 2005. There was also the Iraqi invasion of Kuwait, the Enron scandal, the attack on the World Trade Center and the current war in Iraq. The period also included the worst stock market decline since World War II — the 47.4% decline from March 24, 2000, through October 9, 2002.

But when you look back on it, it was a very good period for stock and bond investors. From July 26, 1975 through December 31, 2005, the unmanaged Standard & Poor’s 500 Composite Index compounded at 12.6% a year, which is more than two percentage points above its 80-year annual average of 10.4%. The unmanaged Lehman Brothers Aggregate Bond Index compounded at 8.8% a year over the period, almost three percentage points above the long-term corporate bonds average of 5.9%.

[photo of a person on a ladder placing books on a shelf]

[Begin Sidebar]
Figures shown are past results for Class A shares and are not predictive of results in future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For the most current information and month-end results, visit americanfunds.com. Fund results shown, unless otherwise indicated, are at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower.
[End Sidebar]

How has it been for investors in American Balanced Fund? They earned an average annual return of 12.0%. By comparison, the Lipper Balanced Funds Index, a broad measure of balanced funds, returned 11.3% annually. Further, American Balanced Fund achieved its return with less volatility than the index. A 0.7 percentage point difference in annualized total return may not sound like a lot, but when compounded over many years, it becomes very significant. For example, $10,000 invested in American Balanced Fund on July 26, 1975, would be worth $314,731 today. The same amount invested in the Lipper Balanced Funds Index would be worth $257,566 today. When we talk of long-term investing, small differences in investment results can become big differences over long periods.

What lessons can be learned from the past 30 years?

Lesson #1 — Diversify.

A prudent investor with a long time horizon should have a greater percentage of his or her assets in stocks compared with bonds because of the greater return they typically produce. That said, the addition of bonds to a stock portfolio greatly reduces a portfolio’s volatility with little diminution of return. Simply stated, that is the value of a balanced portfolio.

In accordance with the fund’s prospectus, American Balanced Fund will not exceed 75% in common stocks nor as a matter of practice will it fall below 50%. Indeed, only in extraordinarily rare circumstances will the fund exceed 70% in stocks or have less than 55% in equities. The investment adviser has a disciplined approach that allocates assets to bonds when nearing the 70% figure. Similarly, it allocates assets to stocks when the ratio of stocks to bonds falls near 55%. “This discipline keeps us from becoming excessively enthusiastic about either stocks or bonds during extreme periods,” Bob says. “In a sense, it protects us from ourselves.”

Besides diversification by asset class, the stock and bond portfolios are also diversified by industry. AMBAL’s portfolio represents a cross section of the nation’s economy, including financial companies, information technology, health care, telecommunication services, energy, consumer discretionary companies and industrial firms. In addition to its varied holdings, AMBAL achieves further diversification because of its multiple portfolio counselor system, which is common to all American Funds. In this system, each of the fund’s portfolio counselors manages a portion of the portfolio independently within the fund’s overall guidelines. In addition, a portion is managed by the fund’s research analysts. This system helps provide diversity of investment opinions and industry expertise.

[Begin Photo Caption]
[photo of Gregory Johnson]
“In the late 1990s we focused on companies that our research determined had favorable prospects and were selling at very inexpensive prices.”
— Gregory Johnson, President
[End Photo Caption]

The importance of diversification was illustrated many times during the past 30 years. From November 28, 1980, through August 12, 1982, for example, the stock market declined 20.2%. During those years, the Lehman Brothers Aggregate Bond Index gained 21.6%. Thanks in part to its bond investments, AMBAL posted a 5.5% gain during that period.

Lesson #2 — Continue to follow a consistent, research-driven investment approach.

“The core of our stock portfolio is blue chip corporate America,” says Bob. “We try to avoid risky investments. The first rule of making a lot of money is: Don’t lose it. If you lose it, it’s very hard to make it back.”

There is one drawback, however, to consistency. “If you stick with what you know — investing in quality companies at reasonable prices — you will go through some periods where you look relatively stodgy in a speculative market,” Bob says. “The world seems to be going in a different direction than you are but sticking to your own philosophy can eventually pay off.”

[photo of a mechanical pencil on top of a piece of paper with stock information on it]

[Begin Sidebar]
Downside resilience

Since 1975, there have been 10 significant declines in the stock and bond markets. American Balanced Fund has held up better than the stock market in every stock market decline, and better than the bond market in three of four declines. Figures shown below are total returns for the relevant periods.

Significant stock market declines

Period	Stock market	American Balanced Fund	Difference

9/21/76-3/6/78	-13.5%	0.0%	+13.5
11/28/80-8/12/82	-20.2	+5.5	+25.7
8/25/87-12/4/87	-32.8	-19.0	+13.8
7/16/90-10/11/90	-19.2	-12.4	+6.8
7/17/98-8/31/98	-19.1	-9.1	+10.0
3/24/00-10/09/02	-47.4	+4.2	+51.6

Significant bond market declines

Period	Bond market	American Balanced Fund	Difference

12/31/76-3/31/80	-2.8%	+8.2%	+11.0
6/30/80-9/30/81	-9.0	+5.9	+14.9
4/30/83-5/31/84	-0.9	-3.0	-2.1
8/31/93-11/30/94	-3.3	+0.2	+3.5

Sources: Stocks — S&P 500; Bonds — Lehman Brothers Aggregate Bond Index, a proxy for the U.S. bond market. The indexes are unmanaged. Stock market declines for periods shown exceeded 15% on a principal basis, excluding dividends. Bond market declines exceeded 10% on a principal basis, excluding interest.
[End Sidebar]

[Begin Photo Caption]
[photo of John Smet]
“Stock selection has played a big role in the fund’s preservation of investors’ capital during down markets, but part of the reason also is the fund’s ownership of bonds.”
— John Smet, fixed-income portfolio counselor
[End Photo Caption]

[Begin Sidebar]
A historical view of the comparative total returns of stocks, bonds, the Lipper Balanced Funds Index and AMBAL.

Stocks, bonds and balance 1975-2005
			Lipper	American
Total	U.S.	U.S.	Balanced	Balanced
returns	stocks	bonds	Funds Index	Fund

1975 (from 7/26/75	3.1%	5.6%	3.4%	5.6%
1976	23.9	15.6	26.0	26.0
1977	-7.2	3.0	-0.7	0.7
1978	6.6	1.4	4.8	6.2
1979	18.6	1.9	14.7	7.6
1980	32.5	2.7	19.7	14.4
1981	-4.9	6.2	1.9	4.4
1982	21.5	32.6	30.6	29.4
1983	22.6	8.4	17.4	16.1
1984	6.3	15.1	7.5	9.4
1985	31.7	22.1	29.8	29.1
1986	18.7	15.3	18.4	16.9
1987	5.3	2.8	4.1	4.0
1988	16.6	7.9	11.2	12.9
1989	31.6	14.5	19.7	21.5
1990	-3.1	9.0	0.7	-1.6
1991	30.4	16.0	25.8	24.7
1992	7.6	7.4	7.5	9.5
1993	10.1	9.7	12.0	11.3
1994	1.3	-2.9	-2.0	0.3
1995	37.5	18.5	24.9	27.1
1996	22.9	3.6	13.1	13.2
1997	33.4	9.7	20.3	21.0
1998	28.6	8.7	15.1	11.1
1999	21.0	-0.8	9.0	3.5
2000	-9.1	11.6	2.4	15.9
2001	-11.9	8.4	-3.2	8.2
2002	-22.1	10.3	-10.7	-6.3
2003	28.7	4.1	19.9	22.8
2004	10.9	4.3	9.0	8.9
2005	4.9	2.4	5.2	3.1

Average annual
total returns	12.6%	8.8%	11.3%	12.0%
(7/26/75 - 12/31/05)

Volatility	14.9	5.9	10.0	9.4
(7/26/75-12/31/05

Volatility calculated by Lipper using annualized standard deviation (based on monthly returns), a measure of how returns over time have varied from the mean; a lower number signifies lower volatility. The Lipper Balanced Funds Index is an equally weighted index of 30 U.S. balanced funds.

Sources: Stocks — S&P 500; Bonds — Lehman Brothers Aggregate Bond Index. Both indexes are unmanaged.

Capital Research and Management Company became the fund’s investment adviser on July 26, 1975.
[End Sidebar]

During the technology mania, American Balanced Fund held true to its approach of investing in reasonably priced stocks and quality bonds. As a result, the fund lagged the Lipper Balanced Funds Index in 1998 and 1999. Then in early 2000, the technology bubble burst. From March 24, 2000, the stock market’s high, to October 9, 2002, the cycle’s low, the S&P 500’s total return was -47.4%. In comparison, American Balanced Fund provided a total return of +4.2% (both figures assume reinvestment of dividends). “During that period, we more than made up for our lagging results in the late 1990s,” Bob says.

Where did the fund invest in the late 1990s? “As usual, we focused on companies that our research determined had favorable prospects and were selling at very inexpensive prices,” says Gregory D. Johnson, recently elected president of American Balanced Fund. Back in the days when the “old economy” was a negative phrase, many of the fund’s portfolio counselors invested in companies in which most investors had lost interest. “Yet these stable, mature companies were priced at discounts to risk-adjusted expectations of their futures,” Greg says. In 1999, near the peak of the bull market, the fund was invested in almost everything but technology. Many of the so-called “old economy” stocks carried the day for the fund during the 2000-2002 bear market.

A somewhat similar period occurred in the 1979-80 period. In a few years, the price of oil shot up from around $15 a barrel to almost $40 in the wake of the Iranian revolution. In those years, oil stocks exhibited characteristics of a mania and moved up sharply while the rest of the market lagged or even declined. Many investors were convinced that oil was on its way to $100. Instead, many years later its price had fallen into single digits. AMBAL lagged the market and its competitors in 1979-80 as we were convinced that prices of oil stocks had gotten out of line with their long-term ability to generate earnings and dividends. When the price of oil subsequently broke, the fund experienced several strong years and shareholders ultimately benefited from our disciplined approach to valuation. “This approach often causes us to get out of sectors at times which in retrospect prove to be too early in order to reduce volatility and preserve capital,” Bob says.

[photo of a man sitting on the beach holding a young girl over his head]
[Begin Photo Caption]
“The fund’s record proves that balanced investing is a valid and viable concept not just for 50 years but for all time.”
— Robert L. Cody, Chairman of the Board, 1982 Annual Report
[End Photo Caption]

Lesson #3 — Focus on active management of investment-grade bonds.

During the past 30 years, AMBAL’s bond investments benefited from both the dramatic decline in interest rates and the ongoing, active research conducted by the fund’s fixed-income analysts and portfolio counselors. The bonds in the portfolio reacted favorably to the decline in interest rates. In addition, the expertise of the fixed-income analysts enabled the fund to own a selection of debt securities whose prospects improved during their holding periods, increasing the bonds’ prices. “Our bond portfolio emphasizes Treasury, government agency and investment-grade corporate and mortgage-backed bonds,” says John Smet, fixed-income portfolio counselor for AMBAL. In recent years, it has expanded its investing universe to include asset-backed securities such as commercial mortgage-backed securities and automobile receivables. Although the fund only invests in investment-grade bonds, credit ratings can fluctuate within that range.

AMBAL has done better than the stock market in every stock market decline and better than the bond market in every bond market decline except one (see table on page 7). Of course, there have also been times when the fund has not outpaced the markets. “Stock selection has played a big role in the fund’s preservation of investors’ capital during down markets,” John says, “but part of the reason also is the fund’s ownership of bonds. Bonds produce steady income and their fluctuations are more muted than equities.”

One trend evident over the past 30 years is that AMBAL can be suitable for investors of all types and ages. “The reality is that even people of the same age may have very different risk tolerances,” says Greg.

During bull and bear markets and rising and falling interest rates, the concept of balanced investing remains as popular as ever. Many investors have the goals of conservation of capital, current income and long-term growth of capital and income. They understand the value of clear goals and a simple concept. We intend to remain faithful to this approach.

[photo of trees with the sun setting in the background]

Summary investment portfolio, December 31, 2005

The following summary investment portfolio is designed to streamline the report and help investors better focus on a fund’s principal holdings. For details on how to obtain a complete schedule of portfolio holdings, please see the inside back cover.

Percent
of net
Investment mix by security type	assets

Common stocks:	67%
Fixed-income securities:	29
Short-term securities & other assets less liabilities	4

		Market	Percent
		value	of net
Common stocks - 66.77%	Shares	(000)	assets

Financials - 11.40%
Citigroup Inc.	16,800,000	$815,304	1.57
Berkshire Hathaway Inc., Class A (1)	7,440	659,333	1.27
Wells Fargo & Co.	9,025,000	567,041	1.09
American International Group, Inc.	7,500,000	511,725.99
Fannie Mae	9,500,000	463,695.89
St. Paul Travelers Companies, Inc.	8,000,000	357,360.69
U.S. Bancorp	11,740,000	350,909.68
Bank of New York Co., Inc.	9,900,000	315,315.61
Washington Mutual, Inc.	6,500,000	282,750.54
Freddie Mac	3,000,000	196,050.38
Other securities		1,401,400	2.69
		5,920,882	11.40

Information technology - 11.15%
Microsoft Corp.	33,550,000	877,333	1.69
International Business Machines Corp.	9,200,000	756,240	1.46
Cisco Systems, Inc. (1)	31,500,000	539,280	1.04
Intel Corp.	20,950,000	522,912	1.01
Google Inc., Class A (1)	930,000	385,820.74
Oracle Corp. (1)	30,000,000	366,300.71
Hewlett-Packard Co.	12,609,400	361,007.69
Automatic Data Processing, Inc.	6,750,000	309,758.60
Other securities		1,675,422	3.21
		5,794,072	11.15

Health care - 8.51%
Eli Lilly and Co.	10,902,000	616,944	1.19
Abbott Laboratories	13,950,000	550,049	1.06
Medtronic, Inc.	7,850,000	451,924.87
AstraZeneca PLC (ADR)	6,065,000	294,759.57
Johnson & Johnson	4,810,000	289,081.56
Other securities		2,217,016	4.26
		4,419,773	8.51

Industrials - 8.39%
General Electric Co.	20,500,000	718,525	1.38
Northrop Grumman Corp.	9,370,000	563,231	1.08
United Technologies Corp.	9,600,000	536,736	1.03
Tyco International Ltd.	15,940,000	460,028.89
Lockheed Martin Corp.	5,700,000	362,691.70
Deere & Co.	4,198,750	285,977.55
Other securities		1,428,675	2.76
		4,355,863	8.39

Consumer discretionary - 6.60%
Target Corp.	9,450,000	519,467	1.00
Time Warner Inc.	23,300,000	406,352.78
Lowe's Companies, Inc.	5,600,000	373,296.72
Walt Disney Co.	12,800,000	306,816.59
Other securities		1,823,568	3.51
		3,429,499	6.60

Consumer staples - 6.34%
Altria Group, Inc.	11,300,000	844,336	1.63
Wal-Mart Stores, Inc.	18,000,000	842,400	1.62
PepsiCo, Inc.	7,800,000	460,824.89
Walgreen Co.	6,400,000	283,264.55
Other securities		861,417	1.65
		3,292,241	6.34

Energy - 6.28%
Exxon Mobil Corp.	15,800,000	887,486	1.71
Royal Dutch Shell PLC, Class A (ADR)	11,000,000	676,390	1.30
ConocoPhillips	10,400,000	605,072	1.16
Schlumberger Ltd.	4,450,000	432,318.83
Chevron Corp.	5,900,000	334,943.64
Other securities		327,638.64
		3,263,847	6.28

Materials - 3.46%
Alcoa Inc.	13,000,000	384,410.74
International Paper Co.	11,300,000	379,793.73
Dow Chemical Co.	6,550,000	287,021.55
Other securities		744,816	1.44
		1,796,040	3.46

Telecommunication services - 2.75%
BellSouth Corp.	23,350,000	632,785	1.22
AT&T Inc.	16,250,000	397,963.77
Sprint Nextel Corp.	17,000,000	397,120.76
		1,427,868	2.75

Utilities - 0.87%
Other securities		452,217.87

Miscellaneous - 1.02%
Other common stocks in initial period of acquisition		530,901	1.02

Total common stocks (cost: $30,355,194,000)		34,683,203	66.77

		Market	Percent
		value	of net
Preferred stocks - 0.29%	Shares	(000)	assets

Financials - 0.24%
Fannie Mae, Series O, 7.00% preferred (2)	615,000	$33,671.06
Other securities		91,140.18
		124,811.24

Miscellaneous - 0.05%
Other preferred stocks in initial period of acquisition		28,892.05

Total preferred stocks (cost: $139,303,000)		153,703.29

		Market	Percent
		value	of net
Convertible securities - 0.03%		(000)	assets

Other - 0.03%
Other securities		$12,778.03

Total convertible securities (cost: $15,497,000)		12,778.03

	Principal	Market	Percent
	amount	value	of net
Bonds & notes - 28.92%	(000)	(000)	assets

Mortgage-backed obligations (3) - 7.48%
Fannie Mae 3.112% - 11.87% 2010 - 2042 (4)	$735,957	$742,133	1.43
Freddie Mac 1.876% - 10.00% 2008 - 2036 (4)	480,152	474,369.91
Other securities		2,667,554	5.14
		3,884,056	7.48

U.S. government & government agency bonds & notes - 7.37%
U.S. Treasury:
3.50% 2006	500,000	496,055
3.625% 2009	512,500	500,087
6.875% 2025	333,750	430,067
0.875% - 10.375% 2006 - 2029 (5)	1,836,371	1,951,827	6.50
Freddie Mac 4.125% - 6.25% 2009 - 2012	237,100	232,380.45
Fannie Mae 5.25% 2012	45,000	45,409.09
Other securities		174,882.33
		3,830,707	7.37

Financials - 4.15%
AIG SunAmerica Global Financing XII 5.30% 2007 (2)	3,000	3,017
AIG SunAmerica Global Financing VII 5.85% 2008 (2)	7,750	7,918
American International Group 5.05% 2015 (2)	10,000	9,833.24
International Lease Finance Corp. 3.75% - 5.90% 2007 - 2065 (2)(4)	89,350	89,104
American General Finance Corp., Series I, 4.875% - 5.40% 2012 - 2015	17,500	17,272
Citigroup Inc. 4.125% - 4.625% 2009 - 2010	37,000	36,173.07
Berkshire Hathaway Finance Corp. 4.125% - 4.75% 2010 - 2012	15,000	14,762.03
Wells Fargo & Co. 4.125% 2008	5,000	4,927.01
Other securities		1,973,215	3.80
		2,156,221	4.15

Asset-backed obligations - 2.44%
Other securities		1,267,109	2.44

Consumer discretionary - 2.35%
Other securities		1,218,642	2.35

Telecommunication services - 1.56%
Nextel Communications, Inc. 6.875% - 7.375% 2013-2015	133,785	140,393
Sprint Capital Corp. 6.875% - 7.625% 2011 - 2028	26,000	28,662.33
SBC Communications Inc. 4.125% - 6.25% 2008 - 2034 (4)	144,920	143,765.28
BellSouth Corp. 4.20% - 4.75% 2009 - 2012	75,250	73,213.14
Other securities		427,224.81
		813,257	1.56

Industrials - 0.93%
General Electric Co. 5.00% 2013	23,000	23,022.14
General Electric Capital Corp., Series A, 3.50% - 6.00% 2007 - 2012	48,000	48,162
Northrop Grumman Corp. 4.079% 2006	25,000	24,812.05
Other securities		387,240.74
		483,236.93

Utilities - 0.75%
Other securities		390,006.75

Materials - 0.55%
Other securities		288,215.55

Other - 1.32%
Other securities		678,940	1.32

Miscellaneous - 0.02%
Other bonds & notes in initial period of acquisition		10,817.02

Total bonds & notes (cost: $15,095,361,000)		15,021,206	28.92

	Principal	Market	Percent
	amount	value	of net
Short-term securities - 3.91%	(000)	(000)	assets

CAFCO, LLC 4.16%-4.34% due 1/12-2/21/2006 (2)	$94,200	$93,884
Ciesco LLC 4.09%-4.175% due 1/5-2/6/2006 (2)	68,500	68,334.31
Concentrate Manufacturing Co. of Ireland 4.20%-4.25% due 1/10-1/23/2006 (2)	146,550	146,307.28
Freddie Mac 3.92%-4.08% due 1/6-2/7/2006 (6)	118,500	118,178.23
Wells Fargo Bank, N.A. 4.32%-4.42% due 2/16-3/20/2006	99,000	98,999.19
Wal-Mart Stores Inc. 4.08%-4.10% due 1/18-1/31/2006 (2) (6)	84,500	84,275.16
International Lease Finance Corp. 4.13%-4.34% due 1/9-3/3/2006	66,800	66,567.13
General Electric Capital Corp. 4.36% due 2/28/2006	33,500	33,266
Edison Asset Securitization LLC 4.36% due 2/27/2006 (2)	32,400	32,173.12
Fannie Mae 4.29% due 3/29/2006	35,500	35,126.07
BellSouth Corp. 4.24% due 1/18/2006 (2)	31,000	30,934.06
NetJets Inc. 4.15% due 1/3/2006 (2)	15,000	14,993.03
Other securities		1,210,592	2.33
		2,033,628	3.92

Total short-term securities (cost: $2,033,575,000)		2,033,628	3.91

Total investment securities (cost: $47,638,930,000)		51,904,518	99.92
Other assets less liabilities		42,033.08

Net assets		$51,946,551	100.00%

"Miscellaneous" securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.

"Other securities" includes all issues that are not disclosed separately in the summary investment portfolio.

The following footnotes to the summary investment portfolio apply to either the individual securities noted or one or more of the securities aggregated and listed as a single item.

(1) Security did not produce income during the last 12 months.
(2) Purchased in a private placement transaction; resale may be limited to qualified institutional buyers; resale to the public may require registration. The total value of all such restricted securities, including those in "Other securities" in the summary investment portfolio, was $3,302,867,000, which represented 6.36% of the net assets of the fund.
(3) Pass-through securities backed by a pool of mortgages or other loans on which principal payments are periodically made.
Therefore, the effective maturities are shorter than the stated maturities.
(4) Coupon rate may change periodically.
(5) Index-linked bond whose principal amount moves with a government retail price index.
(6) This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

ADR = American Depositary Receipts

See Notes to Financial Statements

Financial statements

Statement of assets and liabilities
at December 31, 2005	(dollars and shares in thousands, except per-share amounts)

Assets:
Investment securities at market (cost: $47,638,930)		$51,904,518
Cash		10,165
Receivables for:
Sales of investments	$168,711
Sales of fund's shares	108,662
Dividends and interest	211,663	489,036
		52,403,719
Liabilities:
Payables for:
Purchases of investments	348,837
Repurchases of fund's shares	73,778
Investment advisory services	9,579
Services provided by affiliates	23,074
Deferred directors' compensation	1,378
Other fees and expenses	522	457,168
Net Assets at December 31, 2005		$51,946,551

Net assets consist of:
Capital paid in on shares of capital stock		$47,562,020
Undistributed net investment income		121,590
Distributions in excess of net realized gain		(2,616)
Net unrealized appreciation		4,265,557
Net Assets at December 31, 2005		$51,946,551

Total authorized capital stock - 5,500,000 shares, $.001 par value (2,917,545 total shares outstanding)
Net assets		Shares outstanding	Net asset value per share (1)

Class A	$33,009,071	1,852,175	$17.82
Class B	5,179,809	291,489	17.77
Class C	5,582,160	314,339	17.76
Class F	1,237,868	69,469	17.82
Class 529-A	906,576	50,905	17.81
Class 529-B	264,494	14,857	17.80
Class 529-C	417,816	23,465	17.81
Class 529-E	59,265	3,329	17.80
Class 529-F	19,007	1,068	17.80
Class R-1	61,941	3,489	17.75
Class R-2	901,930	50,794	17.76
Class R-3	2,540,795	143,009	17.77
Class R-4	1,441,393	80,963	17.80
Class R-5	324,426	18,194	17.83
(1) Maximum offering price and redemption price per share were equal to the net asset value per share for all share classes, except for Class A and 529-A, for which the maximum offering prices per share were $18.91 and $18.90, respectively.

See Notes to Financial Statements

Statement of operations
for the year ended December 31, 2005	(dollars in thousands)
Investment income:
Income:
Dividends (net of non-U.S. withholding
tax of $10,919)	$698,145
Interest	726,681	$1,424,826

Fees and expenses:(1)
Investment advisory services	118,294
Distribution services	213,673
Transfer agent services	36,526
Administrative services	23,484
Reports to shareholders	1,402
Registration statement and prospectus	3,065
Postage, stationery and supplies	4,592
Directors' compensation	414
Auditing and legal	162
Custodian	528
State and local taxes	1
Other	148
Total fees and expenses before reimbursements/waivers	402,289
Less reimbursement/waiver of fees and expenses:
Investment advisory services	10,453
Administrative services	512
Total fees and expenses after reimbursements/waivers		391,324
Net investment income		1,033,502

Net realized gain and change in unrealized
appreciation on investments
and non-U.S. currency:
Net realized gain on:
Investments	1,009,848
Non-U.S. currency transactions	1,406	1,011,254
Net change in unrealized appreciation on:
Investments	(555,580)
Non-U.S. currency translations	(112)	(555,692)
Net realized gain and
change in unrealized appreciation
on investments and non-U.S. currency		455,562
Net increase in net assets resulting
from operations		$1,489,064

(1) Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.

See Notes to Financial Statements

Statements of changes in net assets	(dollars in thousands)

	Year ended December 31

	2005	2004
Operations:
Net investment income	$1,033,502	$745,624
Net realized gain on investments and
non-U.S. currency transactions	1,011,254	1,141,799
Net change in unrealized appreciation
on investments and non-U.S. currency translations	(555,692)	1,377,796
Net increase in net assets
resulting from operations	1,489,064	3,265,219

Dividends and distributions paid to
shareholders:
Dividends from net investment income and non-U.S. currency gains	(998,559)	(680,762)
Distributions from net realized gain
on investments	(957,744)	(1,065,026)
Total dividends and distributions paid
to shareholders	(1,956,303)	(1,745,788)

Capital share transactions	7,439,777	14,522,702

Total increase in net assets	6,972,538	16,042,133

Net assets:
Beginning of year	44,974,013	28,931,880
End of year (including undistributed net
investment income: $121,590 and $77,237,
respectively)	$51,946,551	$44,974,013

See Notes to Financial Statements

Notes to financial statements

1.	Organization and significant accounting policies

Organization - American Balanced Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks conservation of capital, current income and long-term growth of both capital and income by investing in common stocks and fixed-income securities.

The fund offers 14 share classes consisting of four retail share classes, five CollegeAmerica®  savings plan share classes and five retirement plan share classes. The CollegeAmerica savings plan share classes (529-A, 529-B, 529-C, 529-E and 529-F) can be utilized to save for college education. The five retirement plan share classes (R-1, R-2, R-3, R-4 and R-5) are sold without any sales charges and do not carry any conversion rights. The fund’s share classes are described below:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Class A and 529-A	Up to 5.75%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge)	None
Class B and 529-B	None	Declines from 5% to 0% for redemptions within six years of purchase	Class B and 529-B convert to Class A and 529-A, respectively, after eight years
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	None
Class 529-E	None	None	None
Class F and 529-F	None	None	None
Class R-1, R-2, R-3, R-4 and R-5	None	None	None

Holders of all share classes have equal pro rata rights to assets, dividends and liquidation proceeds. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

Significant accounting policies - The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the fund:

Security valuation - Equity securities are valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades. Fixed-income securities, including short-term securities purchased with more than 60 days left to maturity, are valued at prices obtained from an independent pricing service when such prices are available. However, where the investment adviser deems it appropriate, such securities will be valued at the mean quoted bid and asked prices (or bid prices, if asked prices are not available) or at prices for securities of comparable maturity, quality and type. Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the investment adviser. Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par when they reach 60 days or less remaining to maturity. The ability of the issuers of the debt securities held by the fund to meet their obligations may be affected by economic developments in a specific industry, state or region. Securities and other assets for which representative market quotations are not readily available are fair valued as determined in good faith under procedures adopted by authority of the fund's board of directors. Various factors may be reviewed in order to make a good faith determination of a security’s fair value. These factors include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions.

Security transactions and related investment income - Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations - Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

Dividends and distributions to shareholders - Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

Non-U.S. currency translation - Assets and liabilities, including investment securities, denominated in non-U.S. currencies are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. In the accompanying financial statements, the effects of changes in non-U.S. exchange rates on investment securities are included with the net realized gain or loss and net change in unrealized appreciation or depreciation on investments. The realized gain or loss and change in unrealized appreciation or depreciation resulting from all other transactions denominated in non-U.S. currencies are disclosed separately.

Mortgage dollar rolls - The fund may enter into mortgage dollar roll transactions in which the fund sells a mortgage-backed security to a counterparty and simultaneously enters into an agreement with the same counterparty to buy back a similar security on a specific future date at a predetermined price. Each mortgage dollar roll is treated as a financing transaction; therefore, any gain or loss is considered unrealized until the roll reaches completion. Risks may arise due to the delayed payment date and the potential inability of counterparties to complete the transaction. Income is generated as consideration for entering into these transactions and is included in interest income on the accompanying financial statements.

2.	Non-U.S. investments

Investment risk - The risks of investing in securities of non-U.S. issuers may include, but are not limited to, investment and repatriation restrictions; revaluation of currencies; adverse political, social and economic developments; government involvement in the private sector; limited and less reliable investor information; lack of liquidity; certain local tax law considerations; and limited regulation of the securities markets.

Taxation - Dividend and interest income is recorded net of non-U.S. withholding taxes paid.

3. Federal income taxation and distributions

The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made.

Distributions - Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as non-U.S. currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; unrealized appreciation of certain investments in non-U.S. securities; deferred expenses; cost of investments sold; and paydowns on fixed-income securities. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes. The fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes. As of December 31, 2005, the cost of investment securities for federal income tax purposes was $47,642,571,000.

During the year ended December 31, 2005, the fund reclassified $106,000 from distributions in excess of net investment income and $45,410,000 from undistributed net realized gains to capital paid in on shares of capital stock; and reclassified $9,516,000 from distributions in excess of net realized gain to undistributed net investment income to align financial reporting with tax reporting.

As of December 31, 2005, the components of distributable earnings on a tax basis were as follows (dollars in thousands):

Undistributed net investment income and non-U.S. currency gains	$123,981
Undistributed long-term and short-term capital gains	-
Gross unrealized appreciation on investment securities	5,129,627
Gross unrealized depreciation on investment securities	(867,680)
Net unrealized appreciation on investment securities	4,261,947

Undistributed net investment income and non-U.S. currency gains above include non-U.S. currency losses of $19,000, that were realized during the period November 1, 2004 through December 31, 2004. During the year ended December 31, 2005, the fund realized, on a tax basis, a net capital gain of $1,003,154,000.

The tax character of distributions paid to shareholders was as follows (dollars in thousands):

	Year ended December 31, 2005				Year ended December 31, 2004
	Distributions from ordinary				Distributions from ordinary income
Share class	Net investment income	Short-term capital gains	Distributions from long-term capital gains	Total distributions paid	Net investment income	Short-term capital gains	Distributions from long-term capital gains	Total distributions paid
Class A	$700,690	-	$607,596	$1,308,286	$500,575	$65,355	$625,527	$1,191,457
Class B	75,232	-	95,859	171,091	53,726	10,945	104,758	169,429
Class C	77,277	-	103,362	180,639	49,896	11,161	106,830	167,887
Class F	26,618	-	22,879	49,497	17,514	2,475	23,697	43,686
Class 529-A	17,534	-	16,639	34,173	10,490	1,488	14,245	26,223
Class 529-B	3,267	-	4,872	8,139	2,006	488	4,672	7,166
Class 529-C	5,113	-	7,694	12,807	2,940	721	6,903	10,564
Class 529-E	977	-	1,087	2,064	585	99	944	1,628
Class 529-F	374	-	348	722	211	30	286	527
Class R-1	775	-	1,169	1,944	348	92	877	1,317
Class R-2	11,685	-	16,683	28,368	6,144	1,449	13,867	21,460
Class R-3	44,197	-	46,892	91,089	21,750	4,079	39,043	64,872
Class R-4	27,675	-	26,669	54,344	10,876	1,859	17,793	30,528
Class R-5	7,145	-	5,995	13,140	3,701	505	4,838	9,044
Total	$998,559	-	$957,744	$1,956,303	$680,762	$100,746	$964,280	$1,745,788

4. Fees and transactions with related parties

Capital Research and Management Company ("CRMC"), the fund’s investment adviser, is the parent company of American Funds Service Company ("AFS"), the fund’s transfer agent, and American Funds Distributors, Inc. ("AFD"), the principal underwriter of the fund’s shares.

Investment advisory services - The Investment Advisory and Service Agreement with CRMC provides for monthly fees accrued daily. These fees are based on a declining series of annual rates beginning with 0.420% on the first $500 million of daily net assets and decreasing to 0.215% on such assets in excess of $55 billion. The board of directors approved an amended agreement effective January 1, 2006, continuing the series of rates to include an additional annual rate of 0.210% on daily net assets in excess of $71 billion. CRMC is currently waiving a portion of these fees. At the beginning of the period, CRMC was waiving 5% of these fees and increased the waiver to 10% on April 1, 2005. During the year ended December 31, 2005, the total fees waived by CRMC were $10,453,000. As a result, the fee shown on the accompanying financial statements of $118,294,000, which was equivalent to an annualized rate of 0.241%, was reduced to $107,841,000, or 0.220% of average daily net assets.

Class-specific fees and expenses - Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

Distribution services - The fund has adopted plans of distribution for all share classes, except Class R-5. Under the plans, the board of directors approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.25% to 1.00% as noted below. In some cases, the board of directors has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD for providing certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

For Class A and 529-A, the board of directors has also approved the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.25% is not exceeded. As of December 31, 2005, unreimbursed expenses subject to reimbursement totaled $3,854,000 for Class A. There were no unreimbursed expenses subject to reimbursement for Class 529-A.

Share class	Currently approved limits	Plan limits
Class A	0.25%	0.25%
Class 529-A	0.25	0.50
Class B and 529-B	1.00	1.00
Class C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Class 529-E and R-3	0.50	0.75
Class F, 529-F and R-4	0.25	0.50

Transfer agent services - The fund has a transfer agent agreement with AFS for Class A and B. Under this agreement, these share classes compensate AFS for transfer agent services including shareholder recordkeeping, communications and transaction processing. AFS is also compensated for certain transfer agent services provided to all other share classes from the administrative services fees paid to CRMC described below.

Administrative services - The fund has an administrative services agreement with CRMC to provide transfer agent and other related shareholder services for all share classes other than Class A and B. Each relevant share class pays CRMC annual fees up to 0.15% (0.10% for Class R-5) based on its respective average daily net assets. Each relevant share class also pays AFS additional amounts for certain transfer agent services. CRMC and AFS may use these fees to compensate third parties for performing these services. CRMC has agreed to pay AFS on the fund's behalf for a portion of the transfer agent services fees for some of the retirement plan share classes. For the year ended December 31, 2005, the total administrative services fees paid by CRMC were $2,000 and $510,000 for Class R-1 and R-2, respectively. Administrative services fees are presented gross of any payments made by CRMC. Each 529 share class is subject to an additional annual administrative services fee of 0.10% of its respective average daily net assets; this fee is payable to the Commonwealth of Virginia for the maintenance of the CollegeAmerica plan. Although these amounts are included with administrative services fees on the accompanying financial statements, the Commonwealth of Virginia is not considered a related party.

Expenses under the agreements described above for the year ended December 31, 2005, were as follows (dollars in thousands):

Share class	Distribution services	Transfer agent services	Administrative services
			CRMC administrative services	Transfer agent services	Commonwealth of Virginia administrative services
Class A	$78,333	$31,546	Not applicable	Not applicable	Not applicable
Class B	50,377	4,980	Not applicable	Not applicable	Not applicable
Class C	53,517	Included in administrative services	$7,432	$1,229	Not applicable
Class F	2,982		1,366	140	Not applicable
Class 529-A	1,406		909	126	$795
Class 529-B	2,419		278	90	242
Class 529-C	3,736		430	110	375
Class 529-E	259		59	8	52
Class 529-F	13		18	3	16
Class R-1	528		75	28	Not applicable
Class R-2	6,019		1,197	2,653	Not applicable
Class R-3	11,077		3,294	388	Not applicable
Class R-4	3,007		1,843	39	Not applicable
Class R-5	Not applicable		282	7	Not applicable
Total	$213,673	$36,526	$17,183	$4,821	$1,480

Deferred directors’ compensation - Since the adoption of the deferred compensation plan in 1993, directors who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Directors’ compensation of $414,000, shown on the accompanying financial statements, includes $321,000 in current fees (either paid in cash or deferred) and a net increase of $93,000 in the value of the deferred amounts.

Affiliated officers and directors - Officers and certain directors of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No affiliated officers or directors received any compensation directly from the fund.

5. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

Communications: insert CapitalShareTransactions.xls

Share class	Sales(1)		Reinvestments of dividends and distributions		Repurchases(1)		Net increase
	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Year ended December 31, 2005
Class A	$7,604,851	425,318	$1,258,878	70,262	$(4,717,042)	(263,357)	$4,146,687	232,223
Class B	745,918	41,889	163,095	9,127	(529,258)	(29,641)	379,755	21,375
Class C	1,375,439	77,246	170,462	9,545	(888,127)	(49,772)	657,774	37,019
Class F	398,797	22,309	43,848	2,448	(303,608)	(16,955)	139,037	7,802
Class 529-A	258,297	14,439	34,170	1,908	(57,668)	(3,213)	234,799	13,134
Class 529-B	51,768	2,897	8,138	454	(12,100)	(674)	47,806	2,677
Class 529-C	118,856	6,649	12,805	715	(37,453)	(2,085)	94,208	5,279
Class 529-E	17,241	964	2,064	115	(4,247)	(236)	15,058	843
Class 529-F	6,078	340	722	40	(1,197)	(67)	5,603	313
Class R-1	33,760	1,894	1,935	108	(14,466)	(811)	21,229	1,191
Class R-2	426,971	23,963	28,349	1,587	(193,753)	(10,853)	261,567	14,697
Class R-3	1,038,261	58,203	91,063	5,097	(395,872)	(22,141)	733,452	41,159
Class R-4	833,009	46,696	54,339	3,036	(265,996)	(14,886)	621,352	34,846
Class R-5	133,802	7,471	13,028	727	(65,380)	(3,647)	81,450	4,551
Total net increase
(decrease)	$13,043,048	730,278	$1,882,896	105,169	$(7,486,167)	(418,338)	$7,439,777	417,109

Year ended December 31, 2004
Class A	$10,161,839	577,369	$1,150,358	65,360	$(3,112,201)	(176,736)	$8,199,996	465,993
Class B	1,498,014	85,380	161,343	9,167	(321,531)	(18,317)	1,337,826	76,230
Class C	2,142,988	122,162	157,394	8,941	(456,028)	(25,973)	1,844,354	105,130
Class F	547,771	31,106	39,543	2,245	(172,554)	(9,799)	414,760	23,552
Class 529-A	269,230	15,288	26,221	1,490	(26,939)	(1,529)	268,512	15,249
Class 529-B	73,124	4,159	7,166	406	(5,869)	(333)	74,421	4,232
Class 529-C	130,381	7,409	10,563	598	(17,334)	(983)	123,610	7,024
Class 529-E	16,967	964	1,627	92	(1,894)	(107)	16,700	949
Class 529-F	8,502	484	527	30	(2,582)	(147)	6,447	367
Class R-1	27,358	1,555	1,317	75	(5,010)	(284)	23,665	1,346
Class R-2	421,020	24,001	21,453	1,219	(107,502)	(6,127)	334,971	19,093
Class R-3	1,355,185	77,135	64,836	3,687	(203,828)	(11,588)	1,216,193	69,234
Class R-4	651,394	36,922	30,528	1,733	(131,981)	(7,495)	549,941	31,160
Class R-5	130,319	7,384	8,959	508	(27,972)	(1,590)	111,306	6,302
Total net increase
(decrease)	$17,434,092	991,318	$1,681,835	95,551	$(4,593,225)	(261,008)	$14,522,702	825,861

(1) Includes exchanges between share classes of the fund.

6. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities, of $22,492,867,000 and $16,372,360,000, respectively, during the year ended December 31, 2005.

Financial highlights(1)

		Income (loss) from investment operations (2)			Dividends and distributions

	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized )	Total from investment operations	Dividends (from net investment income )	Distributions (from capital gains )	Total dividends and distributions	Net asset value, end of period	Total return(3)	Net assets, end of period(in millions	)		Ratio of expenses to average net assets before reimbursements/ waivers		Ratio of expenses to average net assets after reimbursements/ waivers	(4)	Ratio of net income to average net assets
Class A:
Year ended 12/31/2005	$18.00	$.41	$.15	$.56	$(.40)	$(.34)	$(.74)	$17.82	3.12%	$33,009			.61%		.59%		2.31%
Year ended 12/31/2004	17.29	.39	1.12	1.51	(.36)	(.44)	(.80)	18.00	8.92	29,162			.63		.62		2.23
Year ended 12/31/2003	14.42	.37	2.87	3.24	(.37)	-	(.37)	17.29	22.82	19,951			.67		.67		2.38
Year ended 12/31/2002	15.85	.42	(1.40)	(.98)	(.43)	(.02)	(.45)	14.42	(6.27)	12,405			.70		.70		2.79
Year ended 12/31/2001	15.47	.51	.73	1.24	(.56)	(.30)	(.86)	15.85	8.19	8,915			.68		.68		3.26
Class B:
Year ended 12/31/2005	17.95	.28	.15	.43	(.27)	(.34)	(.61)	17.77	2.37	5,180			1.36		1.34		1.56
Year ended 12/31/2004	17.24	.26	1.12	1.38	(.23)	(.44)	(.67)	17.95	8.15	4,849			1.37		1.37		1.48
Year ended 12/31/2003	14.38	.25	2.86	3.11	(.25)	-	(.25)	17.24	21.90	3,344			1.42		1.42		1.62
Year ended 12/31/2002	15.82	.31	(1.41)	(1.10)	(.32)	(.02)	(.34)	14.38	(7.04)	1,784			1.46		1.46		2.07
Year ended 12/31/2001	15.46	.39	.73	1.12	(.46)	(.30)	(.76)	15.82	7.34	608			1.44		1.44		2.46
Class C:
Year ended 12/31/2005	17.94	.27	.15	.42	(.26)	(.34)	(.60)	17.76	2.30	5,582			1.42		1.40		1.51
Year ended 12/31/2004	17.24	.25	1.11	1.36	(.22)	(.44)	(.66)	17.94	8.02	4,976			1.44		1.44		1.42
Year ended 12/31/2003	14.38	.24	2.87	3.11	(.25)	-	(.25)	17.24	21.84	2,968			1.48		1.48		1.55
Year ended 12/31/2002	15.82	.30	(1.41)	(1.11)	(.31)	(.02)	(.33)	14.38	(7.08)	1,440			1.51		1.51		2.03
Period from 3/15/2001 to 12/31/2001	15.47	.30	.63	.93	(.32)	(.26)	(.58)	15.82	6.08	406			1.54	(5)	1.54	(5)	2.36	(5)
Class F:
Year ended 12/31/2005	18.00	.41	.15	.56	(.40)	(.34)	(.74)	17.82	3.10	1,238			.63		.61		2.30
Year ended 12/31/2004	17.29	.39	1.11	1.50	(.35)	(.44)	(.79)	18.00	8.88	1,110			.67		.67		2.19
Year ended 12/31/2003	14.42	.36	2.88	3.24	(.37)	-	(.37)	17.29	22.79	659			.69		.69		2.34
Year ended 12/31/2002	15.85	.42	(1.40)	(.98)	(.43)	(.02)	(.45)	14.42	(6.29)	320			.72		.72		2.81
Period from 3/15/2001 to 12/31/2001	15.50	.40	.62	1.02	(.41)	(.26)	(.67)	15.85	6.64	104			.75	(5)	.75	(5)	3.15	(5)
Class 529-A:
Year ended 12/31/2005	17.99	.40	.15	.55	(.39)	(.34)	(.73)	17.81	3.06	907			.67		.65		2.26
Year ended 12/31/2004	17.28	.38	1.12	1.50	(.35)	(.44)	(.79)	17.99	8.88	679			.69		.68		2.18
Year ended 12/31/2003	14.41	.37	2.87	3.24	(.37)	-	(.37)	17.28	22.87	389			.67		.67		2.36
Period from 2/15/2002 to 12/31/2002	15.82	.37	(1.33)	(.96)	(.43)	(.02)	(.45)	14.41	(6.19)	160			.72	(5)	.72	(5)	2.91	(5)
Class 529-B:
Year ended 12/31/2005	17.99	.25	.14	.39	(.24)	(.34)	(.58)	17.80	2.15	265			1.51		1.49		1.41
Year ended 12/31/2004	17.28	.23	1.12	1.35	(.20)	(.44)	(.64)	17.99	7.94	219			1.56		1.56		1.30
Year ended 12/31/2003	14.41	.23	2.87	3.10	(.23)	-	(.23)	17.28	21.74	137			1.58		1.58		1.44
Period from 2/15/2002 to 12/31/2002	15.82	.26	(1.33)	(1.07)	(.32)	(.02)	(.34)	14.41	(6.85)	55			1.60	(5)	1.60	(5)	2.04	(5)
Class 529-C:
Year ended 12/31/2005	17.99	.26	.14	.40	(.24)	(.34)	(.58)	17.81	2.22	418			1.50		1.48		1.42
Year ended 12/31/2004	17.28	.23	1.12	1.35	(.20)	(.44)	(.64)	17.99	7.94	327			1.55		1.55		1.31
Year ended 12/31/2003	14.41	.23	2.87	3.10	(.23)	-	(.23)	17.28	21.76	193			1.57		1.57		1.46
Period from 2/19/2002 to 12/31/2002	15.62	.26	(1.12)	(.86)	(.33)	(.02)	(.35)	14.41	(5.63)	77			1.59	(5)	1.59	(5)	2.05	(5)
Class 529-E:
Year ended 12/31/2005	17.98	.35	.14	.49	(.33)	(.34)	(.67)	17.80	2.73	59			.99		.97		1.93
Year ended 12/31/2004	17.28	.32	1.11	1.43	(.29)	(.44)	(.73)	17.98	8.44	45			1.04		1.03		1.83
Year ended 12/31/2003	14.41	.31	2.87	3.18	(.31)	-	(.31)	17.28	22.37	27			1.05		1.05		1.97
Period from 3/5/2002 to 12/31/2002	16.14	.31	(1.76)	(1.45)	(.28)	-	(.28)	14.41	(9.02)	10			1.06	(5)	1.06	(5)	2.60	(5)
Class 529-F:
Year ended 12/31/2005	17.98	.42	.15	.57	(.41)	(.34)	(.75)	17.80	3.15	19			.57		.55		2.35
Year ended 12/31/2004	17.27	.37	1.12	1.49	(.34)	(.44)	(.78)	17.98	8.78	14			.79		.78		2.09
Year ended 12/31/2003	14.41	.35	2.86	3.21	(.35)	-	(.35)	17.27	22.63	7			.80		.80		2.16
Period from 9/17/2002 to 12/31/2002	14.18	.13	.21	.34	(.11)	-	(.11)	14.41	2.36	-		(6)	.23		.23		.87
Class R-1:
Year ended 12/31/2005	$17.94	$.27	$.13	$.40	$(.25)	$(.34)	$(.59)	$17.75	2.24%	$62			1.45%		1.42%		1.49%
Year ended 12/31/2004	17.24	.25	1.11	1.36	(.22)	(.44)	(.66)	17.94	8.01	41			1.48		1.46		1.43
Year ended 12/31/2003	14.39	.24	2.86	3.10	(.25)	-	(.25)	17.24	21.77	16			1.52		1.48		1.50
Period from 5/29/2002 to 12/31/2002	15.93	.19	(1.56)	(1.37)	(.17)	-	(.17)	14.39	(8.61)	2			1.83	(5)	1.48	(5)	2.23	(5)
Class R-2:
Year ended 12/31/2005	17.94	.27	.15	.42	(.26)	(.34)	(.60)	17.76	2.31	902			1.48		1.40		1.51
Year ended 12/31/2004	17.24	.25	1.11	1.36	(.22)	(.44)	(.66)	17.94	8.05	648			1.55		1.42		1.45
Year ended 12/31/2003	14.39	.24	2.87	3.11	(.26)	-	(.26)	17.24	21.83	293			1.70		1.44		1.54
Period from 5/21/2002 to 12/31/2002	15.97	.20	(1.60)	(1.40)	(.18)	-	(.18)	14.39	(8.79)	42			1.54	(5)	1.45	(5)	2.30	(5)
Class R-3:
Year ended 12/31/2005	17.95	.36	.15	.51	(.35)	(.34)	(.69)	17.77	2.83	2,541			.91		.89		2.02
Year ended 12/31/2004	17.25	.34	1.10	1.44	(.30)	(.44)	(.74)	17.95	8.52	1,828			.97		.97		1.94
Year ended 12/31/2003	14.40	.31	2.85	3.16	(.31)	-	(.31)	17.25	22.27	563			1.05		1.05		1.94
Period from 6/4/2002 to 12/31/2002	15.70	.22	(1.32)	(1.10)	(.20)	-	(.20)	14.40	(7.04)	79			1.08	(5)	1.06	(5)	2.67	(5)
Class R-4:
Year ended 12/31/2005	17.99	.41	.13	.54	(.39)	(.34)	(.73)	17.80	3.03	1,441			.65		.63		2.28
Year ended 12/31/2004	17.28	.39	1.11	1.50	(.35)	(.44)	(.79)	17.99	8.89	830			.67		.66		2.23
Year ended 12/31/2003	14.41	.36	2.88	3.24	(.37)	-	(.37)	17.28	22.81	258			.68		.68		2.28
Period from 6/21/2002 to 12/31/2002	15.32	.24	(.93)	(.69)	(.22)	-	(.22)	14.41	(4.52)	25			.75	(5)	.71	(5)	3.13	(5)
Class R-5:
Year ended 12/31/2005	18.01	.46	.15	.61	(.45)	(.34)	(.79)	17.83	3.38	324			.36		.34		2.57
Year ended 12/31/2004	17.30	.44	1.12	1.56	(.41)	(.44)	(.85)	18.01	9.21	246			.37		.36		2.51
Year ended 12/31/2003	14.43	.41	2.87	3.28	(.41)	-	(.41)	17.30	23.16	127			.38		.38		2.62
Period from 5/15/2002 to 12/31/2002	16.07	.30	(1.71)	(1.41)	(.23)	-	(.23)	14.43	(8.77)	26			.39	(5)	.39	(5)	3.27	(5)

	Year ended December 31
	2005	2004	2003	2002	2001
Portfolio turnover rate for all classes of shares	35%	25%	32%	41%	50%

(1) Based on operations for the period shown (unless otherwise noted) and, accordingly, may not be representative of a full year.
(2) Based on average shares outstanding.
(3) Total returns exclude all sales charges, including contingent deferred sales charges.
(4) The ratios in this column reflect the impact, if any, of certain reimbursements/waivers from CRMC. During some of the periods shown,
CRMC reduced fees for investment advisory services for all share classes. In addition, during the start-up period for the retirement plan share classes (except Class R-5), CRMC agreed to pay a portion of the fees related to transfer agent services.
(5) Annualized.
(6) Amount less than $1 million.

See Notes to Financial Statements

Report of independent registered public accounting firm
To the Shareholders and Board of Directors of American Balanced Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of American Balanced Fund, Inc. (the “Fund”), including the summary investment portfolio, as of December 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of American Balanced Fund, Inc. as of December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Costa Mesa, California
February 14, 2006
Tax information         unaudited

We are required to advise you within 60 days of the fund’s fiscal year-end regarding the federal tax status of certain distributions received by shareholders during such fiscal year. The information below is provided for the fund’s fiscal year ended December 31, 2005.

During the fiscal year ended, the fund paid a long-term capital gain distribution of $1,003,154,000. A portion of this amount was distributed to shareholders in redemption of their shares.

Individual shareholders are eligible for reduced tax rates on qualified dividend income. The fund designates $706,191,000 of the dividends paid by the fund as qualified dividend income.

Corporate shareholders may exclude up to 70% of qualifying dividends. The fund designates $597,095,000 of dividends received as qualified dividend income.

For state tax purposes, certain states may exempt from income taxation that portion of the income dividends paid by the fund that were derived from direct U.S. government obligations. The fund designates $108,231,000 as interest derived on direct U.S. government obligations.

Individual shareholders should refer to their Form 1099-DIV or other tax information, which was mailed in January 2006, to determine the calendar year amounts to be included on their 2005 tax returns. Shareholders should consult their tax advisers.

Other share class results
unaudited

Class B, Class C, Class F and Class 529

Figures shown are past results and are not predictive of results in future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For the most current information and month-end results, visit americanfunds.com.

Average annual total returns for periods ended December 31, 2005:

	1 year	5 years	Life of class
Class B shares— first sold 3/15/00
Reflecting applicable contingent deferred sales charge
(CDSC), maximum of 5%, payable only if shares
are sold within six years of purchase	-2.58%	+5.82%	+8.60%
Not reflecting CDSC	+2.37%	+6.13%	+8.71%

Class C shares— first sold 3/15/01
Reflecting CDSC, maximum of 1%, payable only
if shares are sold within one year of purchase	+1.31%	—	+6.08%
Not reflecting CDSC	+2.30%	—	+6.08%

Class F shares[1]— first sold 3/15/01
Not reflecting annual asset-based fee charged by
sponsoring firm	+3.10%	—	+6.90%

Class 529-A shares[2]— first sold 2/15/02
Reflecting 5.75% maximum sales charge	-2.88%	—	+5.24%
Not reflecting maximum sales charge	+3.06%	—	+6.87%

Class 529-B shares[2]— first sold 2/15/02
Reflecting applicable CDSC, maximum of 5%, payable
only if shares are sold within six years of purchase	-2.80%	—	+5.27%
Not reflecting CDSC	+2.15%	—	+5.93%

Class 529-C shares[2]— first sold 2/19/02
Reflecting CDSC, maximum of 1%, payable only
if shares are sold within one year of purchase	+1.23%	—	+6.33%
Not reflecting CDSC	+2.22%	—	+6.33%

Class 529-E shares[1,2]— first sold 3/5/02	+2.73%	—	+5.79%

Class 529-F shares[1,2]— first sold 9/17/02
Not reflecting annual asset-based fee charged by
sponsoring firm	+3.15%	—	+10.98%

The fund’s investment adviser waived 5% of its management fees from September 1, 2004, through March 31, 2005, and increased the waiver to 10% on April 1, 2005. Fund results shown reflect the waiver, without which they would have been lower. Please see the Financial Highlights table on page 23 for details.

1 These shares are sold without any initial or contingent deferred sales charge.
2 Results shown do not reflect the $10 initial account setup fee and an annual $10 account maintenance fee.

There are several ways to invest in American Balanced Fund. Class A shares are subject to a 5.75% maximum up-front sales charge that declines for accounts (and aggregated investments) of $25,000 or more and is eliminated for purchases of $1 million or more. Other share classes, which are generally not available for certain employer-sponsored retirement plans, have no up-front sales charges but are subject to additional annual expenses and fees. Annual expenses for Class B shares were 0.75 percentage points higher than for Class A shares; Class B shares convert to Class A shares after eight years of ownership. If redeemed within six years, Class B shares may also be subject to a contingent deferred sales charge (“CDSC”) of up to 5% that declines over time. Class C shares were subject to annual expenses 0.81 percentage points higher than those for Class A shares and a 1% CDSC if redeemed within the first year after purchase. Class C shares convert to Class F shares after 10 years. Class F shares, which are available only through certain fee-based programs offered by broker-dealer firms and registered investment advisers, had higher annual expenses (by 0.02 percentage points) than did Class A shares, and an annual asset-based fee charged by the sponsoring firm. Expenses are deducted from income earned by the fund. As a result, dividends and investment results will differ for each share class.

Expense example          unaudited

As a shareholder of the fund, you incur two types of costs: (1) transaction costs such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2005, through December 31, 2005).

Actual expenses:
The first line of each share class in the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period. There are some account fees that are charged to certain types of accounts, such as Individual Retirement Accounts and CollegeAmerica accounts (generally, a $10 fee is charged to set up the account and an additional $10 fee is charged to the account annually) that would increase the amount of expenses paid on your account. In addition, retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F and Class 529-F shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.50% to 3.00% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would also be lower by the amount of these fees.

Hypothetical example for comparison purposes:
The second line of each share class in the table on the next page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds. There are some account fees that are charged to certain types of accounts, such as Individual Retirement Accounts and CollegeAmerica accounts (generally, a $10 fee is charged to set up the account and an additional $10 fee is charged to the account annually) that would increase the amount of expenses paid on your account. In addition, retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F and Class 529-F shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.50% to 3.00% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would also be lower by the amount of these fees.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 7/1/2005	Ending account value 12/31/2005	Expenses paid during period[1]	Annualized expense ratio

Class A -- actual return	$1,000.00	$1,028.29	$2.97	.58%
Class A -- assumed 5% return	1,000.00	1,022.28	2.96	.58
Class B -- actual return	1,000.00	1,024.49	6.74	1.32
Class B -- assumed 5% return	1,000.00	1,018.55	6.72	1.32
Class C -- actual return	1,000.00	1,024.27	6.99	1.37
Class C -- assumed 5% return	1,000.00	1,018.30	6.97	1.37
Class F -- actual return	1,000.00	1,028.30	2.86	.56
Class F -- assumed 5% return	1,000.00	1,022.38	2.85	.56
Class 529-A -- actual return	1,000.00	1,028.15	3.12	.61
Class 529-A -- assumed 5% return	1,000.00	1,022.13	3.11	.61
Class 529-B -- actual return	1,000.00	1,023.82	7.40	1.45
Class 529-B -- assumed 5% return	1,000.00	1,017.90	7.38	1.45
Class 529-C -- actual return	1,000.00	1,024.45	7.30	1.43
Class 529-C -- assumed 5% return	1,000.00	1,018.00	7.27	1.43
Class 529-E -- actual return	1,000.00	1,026.51	4.75	.93
Class 529-E -- assumed 5% return	1,000.00	1,020.52	4.74	.93
Class 529-F -- actual return	1,000.00	1,029.07	2.20	.43
Class 529-F -- assumed 5% return	1,000.00	1,023.04	2.19	.43
Class R-1 -- actual return	1,000.00	1,023.64	7.14	1.40
Class R-1 -- assumed 5% return	1,000.00	1,018.15	7.12	1.40
Class R-2 -- actual return	1,000.00	1,024.22	7.09	1.39
Class R-2 -- assumed 5% return	1,000.00	1,018.20	7.07	1.39
Class R-3 -- actual return	1,000.00	1,026.72	4.55	.89
Class R-3 -- assumed 5% return	1,000.00	1,020.72	4.53	.89
Class R-4 -- actual return	1,000.00	1,028.13	3.12	.61
Class R-4 -- assumed 5% return	1,000.00	1,022.13	3.11	.61
Class R-5 -- actual return	1,000.00	1,029.58	1.64	.32
Class R-5 -- assumed 5% return	1,000.00	1,023.59	1.63	.32

[1] Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the period (184), and divided by 365 (to reflect the one-half year period).

Approval of Investment Advisory and Service Agreement

The fund’s board has approved the fund’s Investment Advisory and Service Agreement (the “agreement”) with Capital Research and Management Company (“CRMC”) for an additional one-year term through December 31, 2006. The agreement was amended to add an additional advisory fee breakpoint if and when the fund’s net assets exceed $71 billion. The board approved the agreement following the recommendation of the fund’s Governance and Contracts Committee (the “committee”), which is comprised of all of the fund’s independent board members. The information, material factors and conclusions that formed the basis for the committee’s recommendation and the board’s subsequent approval are described below.

1. Information reviewed

Materials reviewed — During the course of each year, board members review a wide variety of materials relating to the services provided by the investment adviser, including reports on the fund’s investment results, portfolio composition, portfolio trading practices, shareholder services and other information relating to the nature, extent and quality of services provided by CRMC to the fund. In addition, the committee requests and reviews supplementary information that includes extensive materials regarding the fund’s investment results, advisory fee and expense comparisons, financial and profitability information regarding CRMC, descriptions of various functions such as compliance monitoring and portfolio trading practices, and information about the personnel providing investment management and administrative services to the fund.

Review process — The committee received assistance and advice regarding legal and industry standards from independent counsel to the board. The committee discussed the approval of the agreement with CRMC representatives and in a private session with counsel at which no representatives of CRMC were present. In deciding to recommend approval of the agreement, the committee did not identify any single or particular piece of information that, in isolation, was the controlling factor. This summary describes the most important, but not all, of the factors considered by the board and the committee.

2. Nature, extent and quality of services

CRMC, its personnel and its resources — The board and the committee considered the depth and quality of CRMC’s investment management process, including its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address the recent growth in assets under management. The board and the committee also considered that CRMC made available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, investment results and portfolio accounting. They considered CRMC’s commitment to investing in information technology supporting investment management and compliance. They further considered CRMC’s continuing need to attract and retain qualified personnel and to maintain and enhance its resources and systems. The board and the committee also considered the benefits to fund shareholders from investing in a fund that is part of a large family of funds offering a variety of investment objectives.

Other services — The board and the committee considered the investment adviser’s policies, procedures and systems designed to comply with applicable laws and regulations and its commitment to compliance; its efforts to keep the board members informed; and its attention to matters that may involve potential conflicts of interest with the fund. The board and the committee also considered the nature, extent, quality and cost of administrative, distribution and shareholder services provided by the investment adviser to the fund under the agreement and other agreements, including the information technology, legal, and fund accounting and treasury functions.

3. Investment results

The board and the committee considered the investment results of the fund in light of its objective of providing conservation of capital, current income and long-term growth of both capital and income. They reviewed the fund’s absolute investment results, and compared the fund’s total returns with the total returns of the Lipper Balanced Funds Index (the Lipper category that includes the fund), the averages of the funds with at least a five-year record included in that index as of June 30, 2005, the Standard & Poor’s 500 Composite Index and the Lehman Brothers Aggregate Bond Index. The board and the committee noted that although the fund’s total returns were below these comparative measures (other than the S&P 500 Index) for the six months ended June 30, 2005, they exceeded all the comparative measures for the five- and 10-year periods ended June 30, 2005. The board and the committee also considered the volatility of the fund’s results as well as the investment risks assumed by the fund relative to comparable market indexes and funds.

4. Advisory fees and total expenses

The board and the committee compared the advisory fees and total expenses of the fund (each as a percentage of average net assets) with the median fee and expense levels of all other funds in the Lipper Balanced Funds Index (excluding funds of funds). The board and the committee observed that the fund’s advisory fees and total expenses had been below the median of all the other funds included in the index for the entire 10-year period ended on December 31, 2004. The board and the committee also noted the new additional advisory fee breakpoint if and when the fund’s net assets exceed $71 billion as well as the 5% advisory fee waiver that CRMC put into effect September 1, 2004, which was increased to 10% on April 1, 2005.

The board and the committee also reviewed information and materials regarding the advisory fees paid by institutional clients of an affiliate of CRMC with similar investment mandates. They noted that, although the fees paid by those clients generally were lower than those paid by the American Funds, these differences reflected the significant investment, operational and regulatory differences between advising mutual funds and institutional clients.

5. Adviser financial information

The board and the committee reviewed information regarding CRMC’s costs of providing services to the American Funds, as well as the resulting level of profits to CRMC, comparing those to the reported results of several large, publicly held investment management companies. The board and the committee considered CRMC’s willingness to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements. They further considered the impact of the fund’s asset growth on advisory fee levels, noting the extent to which such fees are reduced through breakpoint discounts in the fund’s advisory fee structure and the current 10% advisory fee waiver.

6. Ancillary benefits

The board and the committee considered a variety of other benefits received by CRMC and its affiliates as a result of CRMC’s relationship with the fund and the other American Funds, including fees for administrative services provided to certain share classes; fees paid to the investment adviser’s affiliated transfer agent; sales charges and distribution fees received and retained by the fund’s principal underwriter, an affiliate of CRMC; and possible ancillary benefits to CRMC’s institutional management affiliates. The board and the committee reviewed CRMC’s portfolio trading practices, noting that, while CRMC receives the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the fund, it does not obtain third-party research or other services in return for allocating brokerage to such broker-dealers.

7. Conclusions

Based on their review, including their consideration of each of the factors referred to above, the board and the committee concluded that the agreement is fair and reasonable to the fund and its shareholders, that the fund’s shareholders receive reasonable value in return for the advisory fees and other amounts paid to CRMC by the fund, that each of the factors discussed above supported approval of the agreement, and that approval of the agreement was in the best interests of the fund and its shareholders.

Board of directors and officers

“Non-interested” directors

	Year first
	elected
	a director
Name and age	of the fund[1]	Principal occupation(s) during past five years

Robert A. Fox, 68	1976-1978	Managing General Partner, Fox Investments LP;
	1982	corporate director; retired President and CEO, Foster Farms (poultry producer)

Leonade D. Jones, 58	1993	Co-founder, VentureThink LLC (developed and
Chairman of the Board		managed e-commerce businesses) and Versura Inc.
(Independent and		(education loan exchange); former Treasurer,
Non-Executive)		The Washington Post Company

John M. Lillie, 69	2003	Business consultant; former President, Sequoia Associates LLC (investment firm specializing in medium-size buyouts); former Vice Chairman of the Board, Gap, Inc. (specialty apparel retailing)

John G. McDonald, 68	1975-1978	Professor of Finance, Graduate School of
	1988	Business, Stanford University

James K. Peterson, 64	1999	Managing Director, Oak Glen Consultancy, LLC (consulting services to charitable organizations, pension funds and other financial management companies)

Henry E. Riggs, 71	1989	President Emeritus, Keck Graduate Institute of Applied Life Sciences

Isaac Stein, 59	2004	President, Waverley Associates (private investment fund); Managing Director, Technogen Associates L.P. (venture capital partnership); Chairman Emeritus, Stanford University Board of Trustees

Patricia K. Woolf, Ph.D., 71	1988	Private investor; corporate director; former Lecturer, Department of Molecular Biology, Princeton University

“Non-interested” directors

	Number of
	portfolios
	in fund
	complex[2]
	overseen by
Name and age	director	Other directorships[3] held by director

Robert A. Fox, 68	7	Chemtura Corporation

Leonade D. Jones, 58	6	None
Chairman of the Board
(Independent and
Non-Executive)

John M. Lillie, 69	2	None

John G. McDonald, 68	8	iStar Financial, Inc.; Plum Creek Timber Co.; Scholastic Corporation; Varian, Inc.

James K. Peterson, 64	2	None

Henry E. Riggs, 71	4	None

Isaac Stein, 59	2	Maxygen, Inc.

Patricia K. Woolf, Ph.D., 71	6	First Energy Corporation

“Interested” directors[4]

	Year first
	elected a
	director or	Principal occupation(s) during past five years and
Name, age and	officer of	positions held with affiliated entities or the principal
position with fund	the fund[1]	underwriter of the fund

Robert G. O’Donnell, 61	1990	Senior Vice President and Director,
Vice Chairman of the Board		Capital Research and Management Company

Paul G. Haaga, Jr., 57	1994	Executive Vice President and Director, Capital Research and Management Company; Director, The Capital Group Companies, Inc.[5]

“Interested” directors[4]

	Number of
	portfolios
	in fund
	complex[2]
Name, age and	overseen by
position with fund	director	Other directorships[3] held by director

Robert G. O’Donnell, 61	3	None
Vice Chairman of the Board

Paul G. Haaga, Jr., 57	16	None

The statement of additional information includes additional information about fund directors and is available without charge upon request by calling American Funds Service Company at 800/421-0180. The address for all directors and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Fund Secretary.

1 Directors and officers of the fund serve until their resignation, removal or retirement.
2 Capital Research and Management Company manages the American Funds, consisting of 29 funds. Capital Research and Management Company also manages American Funds Insurance Series,® which serves as the underlying investment vehicle for certain variable insurance contracts, and Endowments, whose shareholders are limited to certain nonprofit organizations.
3 This includes all directorships (other than those in the American Funds) that are held by each director as a director of a public company or a registered investment company.
4 “Interested persons” within the meaning of the 1940 Act, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).
5 Company affiliated with Capital Research and Management Company.

Other officers

	Year first
	elected	Principal occupation(s) during past five years
Name, age and	an officer	and positions held with affiliated entities or
position with fund	of the fund[1]	the principal underwriter of the fund

Gregory D. Johnson, 42	2003	Senior Vice President, Capital Research Company[5]
President

Hilda L. Applbaum, 45	1999	Senior Vice President, Capital Research Company[5]
Senior Vice President

Abner D. Goldstine, 76	1990	Senior Vice President and Director, Capital
Senior Vice President		Research and Management Company

John H. Smet, 49	2000	Senior Vice President, Capital Research and
Senior Vice President		Management Company; Director, American
		Funds Distributors, Inc.[5]

Jeffrey T. Lager, 37	2002	Vice President, Capital Research Company[5]
Vice President

Patrick F. Quan, 47	1986	Vice President — Fund Business Management
Secretary		Group, Capital Research and Management Company

Jennifer M. Buchheim, 32	2005	Vice President — Fund Business Management
Treasurer		Group, Capital Research and Management Company

R. Marcia Gould, 51	1994	Vice President — Fund Business Management
Assistant Treasurer		Group, Capital Research and Management Company

Offices

Office of the fund
One Market
Steuart Tower, Suite 1800
Mailing address: P.O. Box 7650
San Francisco, CA 94120-7650

Investment adviser
Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

135 South State College Boulevard
Brea, CA 92821-5823

Transfer agent for shareholder accounts
American Funds Service Company
(Please write to the address nearest you.)

P.O. Box 25065
Santa Ana, CA 92799-5065

P.O. Box 659522
San Antonio, TX 78265-9522

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Custodian of assets
JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

Counsel
Paul, Hastings, Janofsky & Walker LLP
515 South Flower Street
Los Angeles, CA 90071-2228

Independent registered public accounting firm
Deloitte & Touche LLP
695 Town Center Drive
Suite 1200
Costa Mesa, CA 92626-7188

Principal underwriter
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

Investors should carefully consider the investment objectives, risks, charges and expenses of the American Funds. This and other important information is contained in the fund’s prospectus, which can be obtained from your financial adviser and should be read carefully before investing. You may also call American Funds Service Company (AFS) at 800/421-0180 or visit the American Funds website at americanfunds.com.

“American Funds Proxy Voting Guidelines” — which describes how we vote proxies relating to portfolio securities — is available free of charge on the U.S. Securities and Exchange Commission (SEC) website at sec.gov, on the American Funds website or upon request by calling AFS. The fund files its proxy voting record with the SEC for the 12 months ended June 30 by August 31. The report also is available on the SEC and American Funds websites.

A complete December 31, 2005, portfolio of American Balanced Fund’s investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

American Balanced Fund files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. (800/SEC-0330). Additionally, the list of portfolio holdings also is available by calling AFS.

This report is for the information of shareholders of American Balanced Fund, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after March 31, 2006, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

[Logo - American Funds®]

The right choice for the long term®

What makes American Funds different?

For nearly 75 years, we have sought to provide consistently superior long-term investment results for American Funds shareholders. The range of opportunities offered by our family of just 29 carefully conceived, broadly diversified funds has attracted over 35 million shareholder accounts.

Our unique combination of strengths includes these five factors:

• A long-term, value-oriented approach
We buy stocks and bonds of well-managed companies at reasonable prices and hold them for the long term.

• An extensive global research effort
American Funds investment professionals search the world to gain a comprehensive understanding of companies and markets.

• The multiple portfolio counselor system
Our unique method of portfolio management, developed more than 45 years ago, blends teamwork with individual accountability and has provided American Funds with a sustainable method of achieving fund objectives.

• Experienced investment professionals
American Funds portfolio counselors have an average of 23 years of investment experience, providing a wealth of knowledge and experience that few organizations have.

• A commitment to low operating expenses
The American Funds provide exceptional value for shareholders, with operating expenses that are among the lowest in the mutual fund industry.

29 mutual funds, consistent philosophy, consistent results

• Growth funds
Emphasis on long-term growth through stocks
AMCAP Fund®
EuroPacific Growth Fund®
The Growth Fund of America®
The New Economy Fund®
New Perspective Fund®
New World FundSM
SMALLCAP World Fund®

• Growth-and-income funds
Emphasis on long-term growth and dividends through stocks
American Mutual Fund®
Capital World Growth and Income FundSM
Fundamental InvestorsSM
The Investment Company of America®
Washington Mutual Investors FundSM

• Equity-income funds
Emphasis on above-average income and growth through stocks and/or bonds
Capital Income Builder®
The Income Fund of America®

• Balanced fund
Emphasis on long-term growth and current income through stocks and bonds
> American Balanced Fund®

• Bond funds
Emphasis on current income through bonds
American High-Income TrustSM
The Bond Fund of AmericaSM
Capital World Bond Fund®
Intermediate Bond Fund of America®
U.S. Government Securities FundSM

• Tax-exempt bond funds
Emphasis on tax-free current income through municipal bonds
American High-Income Municipal Bond Fund®
Limited Term Tax-Exempt Bond Fund of AmericaSM
The Tax-Exempt Bond Fund of America®

State-specific tax-exempt funds
The Tax-Exempt Fund of California®
The Tax-Exempt Fund of Maryland®
The Tax-Exempt Fund of Virginia®

• Money market funds
The Cash Management Trust of America®
The Tax-Exempt Money Fund of AmericaSM
The U.S. Treasury Money Fund of AmericaSM

The Capital Group Companies

American Funds     Capital Research and Management       Capital International       Capital Guardian         Capital Bank and Trust

Lit. No. MFGEAR-911-0206P

Litho in USA AGD/AL/8050-S4352

Printed on recycled paper
ITEM 2 - Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made to American Funds Service Company at 800/421-0180 or to the Secretary of the Registrant, One Market, Steuart Tower, San Francisco, California 94120.

ITEM 3 - Audit Committee Financial Expert

The Registrant’s Board has determined that Isaac Stein, a member of the Registrant’s Audit Committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the Audit Committee and of the Board; nor will it reduce the responsibility of the other Audit Committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the Board had designated them as such. Most importantly, the Board believes each member of the Audit Committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 - Principal Accountant Fees and Services

Registrant:
a) Audit Fees:
2004	$56,000
2005	$65,000
b) Audit-Related Fees:
2004	$8,000
2005	$15,000

The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s investment adviser conducted in accordance with Statement on Auditing Standards Number 70 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2004	$6,000
2005	$6,000
The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns.
d) All Other Fees:
2004	none
2005	none

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):

a) Not Applicable
b) Audit-Related Fees:
2004	$323,000
2005	$355,000

The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agency and investment adviser conducted in accordance with Statement on Auditing Standards Number 70 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2004	none
2005	none
d) All Other Fees:
2004	none
2005	$36,000
The other fees consist of consulting services related to the registrant’s compliance program.

The Registrant’s Audit Committee will pre-approve all audit and permissible non-audit services that the Committee considers compatible with maintaining the auditors’ independence. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The Committee will not delegate its responsibility to pre-approve these services to the investment adviser. The Committee may delegate to one or more Committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full Committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser, and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant and the adviser and affiliates that provide ongoing services to the Registrant were $1,125,000 for fiscal year 2004 and $932,000 for fiscal year 2005. The non-audit services represented by these amounts were brought to the attention of the Committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 - Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 - Schedule of Investments

[Logo - American Funds®]

American Balanced Fund®
Investment portfolio

December 31, 2005

Common stocks — 66.77%	Shares	Market value (000)

FINANCIALS — 11.40%
Citigroup Inc.	16,800,000	$815,304
Berkshire Hathaway Inc., Class A1	7,440	659,333
Wells Fargo & Co.	9,025,000	567,041
American International Group, Inc.	7,500,000	511,725
Fannie Mae	9,500,000	463,695
St. Paul Travelers Companies, Inc.	8,000,000	357,360
U.S. Bancorp	11,740,000	350,909
Bank of New York Co., Inc.	9,900,000	315,315
Washington Mutual, Inc.	6,500,000	282,750
American Express Co.	5,000,000	257,300
Bank of America Corp.	5,500,000	253,825
Société Générale	1,700,000	208,900
Freddie Mac	3,000,000	196,050
SunTrust Banks, Inc.	2,200,000	160,072
Genworth Financial, Inc., Class A	4,500,000	155,610
ING Groep NV	4,002,421	138,696
Marsh & McLennan Companies, Inc.	4,100,000	130,216
Jefferson-Pilot Corp.	1,700,000	96,781
		5,920,882

INFORMATION TECHNOLOGY — 11.15%
Microsoft Corp.	33,550,000	877,333
International Business Machines Corp.	9,200,000	756,240
Cisco Systems, Inc.[1]	31,500,000	539,280
Intel Corp.	20,950,000	522,912
Google Inc., Class A1	930,000	385,820
Oracle Corp.[1]	30,000,000	366,300
Hewlett-Packard Co.	12,609,400	361,007
Automatic Data Processing, Inc.	6,750,000	309,758
Motorola, Inc.	11,500,000	259,785
Analog Devices, Inc.	7,100,000	254,677
Applied Materials, Inc.	10,338,300	185,469
Texas Instruments Inc.	5,750,000	184,402
First Data Corp.	3,500,000	150,535
Nokia Corp. (ADR)	7,000,000	128,100
Dell Inc.[1]	4,200,000	125,958
Electronic Data Systems Corp.	5,000,000	120,200
EMC Corp.[1]	8,500,000	115,770
Agilent Technologies, Inc.[1]	3,000,000	99,870
Maxim Integrated Products, Inc.	1,397,800	50,656
		5,794,072

HEALTH CARE — 8.51%
Eli Lilly and Co.	10,902,000	$616,944
Abbott Laboratories	13,950,000	550,049
Medtronic, Inc.	7,850,000	451,924
AstraZeneca PLC (ADR)	6,065,000	294,759
Johnson & Johnson	4,810,000	289,081
Sanofi-Aventis	3,070,000	268,686
Merck & Co., Inc.	8,000,000	254,480
Roche Holding AG	1,558,422	233,769
McKesson Corp.	4,500,000	232,155
Bristol-Myers Squibb Co.	10,000,000	229,800
UnitedHealth Group Inc.	3,000,000	186,420
Pfizer Inc	6,800,000	158,576
GlaxoSmithKline PLC	5,750,000	145,166
Amgen Inc.[1]	1,700,000	134,062
CIGNA Corp.	1,129,800	126,199
Schering-Plough Corp.	6,000,000	125,100
Aetna Inc.	1,300,000	122,603
		4,419,773

INDUSTRIALS — 8.39%
General Electric Co.	20,500,000	718,525
Northrop Grumman Corp.	9,370,000	563,231
United Technologies Corp.	9,600,000	536,736
Tyco International Ltd.	15,940,000	460,028
Lockheed Martin Corp.	5,700,000	362,691
Deere & Co.	4,198,750	285,977
Caterpillar Inc.	4,600,000	265,742
3M Co.	3,250,000	251,875
Union Pacific Corp.	2,000,000	161,020
Emerson Electric Co.	2,000,000	149,400
Illinois Tool Works Inc.	1,600,000	140,784
United Parcel Service, Inc., Class B	1,850,000	139,027
Southwest Airlines Co.	6,835,000	112,299
Fluor Corp.	1,400,000	108,164
General Dynamics Corp.	880,000	100,364
		4,355,863

CONSUMER DISCRETIONARY — 6.60%
Target Corp.	9,450,000	519,467
Time Warner Inc.	23,300,000	406,352
Lowe’s Companies, Inc.	5,600,000	373,296
Walt Disney Co.	12,800,000	306,816
Best Buy Co., Inc.	5,100,000	221,748
Toyota Motor Corp.	4,170,000	216,293
Home Depot, Inc.	5,300,000	214,544
Carnival PLC	2,850,000	161,634
Gannett Co., Inc.	2,600,000	157,482
Clear Channel Communications, Inc.	4,500,000	141,525
TJX Companies, Inc.	6,000,000	139,380
Koninklijke Philips Electronics NV	4,250,000	131,945
Viacom Inc., Class B, nonvoting	4,000,000	130,400
Magna International Inc., Class A	1,750,000	125,965
General Motors Corp.	5,000,000	97,100
Carnival Corp., units	1,600,000	85,552
		3,429,499

CONSUMER STAPLES — 6.34%
Altria Group, Inc.	11,300,000	$844,336
Wal-Mart Stores, Inc.	18,000,000	842,400
PepsiCo, Inc.	7,800,000	460,824
Walgreen Co.	6,400,000	283,264
Coca-Cola Co.	4,200,000	169,302
Avon Products, Inc.	5,700,000	162,735
Unilever NV (New York registered)	1,850,000	127,002
Anheuser-Busch Companies, Inc.	2,800,000	120,288
General Mills, Inc.	2,000,000	98,640
H.J. Heinz Co.	2,750,000	92,730
Sara Lee Corp.	4,800,000	90,720
		3,292,241

ENERGY — 6.28%
Exxon Mobil Corp.	15,800,000	887,486
Royal Dutch Shell PLC, Class A (ADR)	11,000,000	676,390
ConocoPhillips	10,400,000	605,072
Schlumberger Ltd.	4,450,000	432,318
Chevron Corp.	5,900,000	334,943
Marathon Oil Corp.	1,885,000	114,928
Halliburton Co.	1,750,000	108,430
TOTAL SA (ADR)	825,000	104,280
		3,263,847

MATERIALS — 3.46%
Alcoa Inc.	13,000,000	384,410
International Paper Co.	11,300,000	379,793
Dow Chemical Co.	6,550,000	287,021
Weyerhaeuser Co.	4,000,000	265,360
E.I. du Pont de Nemours and Co.	6,000,000	255,000
Rohm and Haas Co.	2,775,000	134,366
Alcan Inc.	2,200,000	90,090
		1,796,040

TELECOMMUNICATION SERVICES — 2.75%
BellSouth Corp.	23,350,000	632,785
AT&T Inc.	16,250,000	397,963
Sprint Nextel Corp.	17,000,000	397,120
		1,427,868

UTILITIES — 0.87%
Exelon Corp.	2,880,000	153,043
PG&E Corp.	3,000,000	111,360
Dominion Resources, Inc.	1,300,000	100,360
National Grid PLC	8,951,020	87,454
		452,217

MISCELLANEOUS — 1.02%
Other common stocks in initial period of acquisition		530,901

Total common stocks (cost: $30,355,194,000)		34,683,203

		Market value
Preferred stocks — 0.29%	Shares	(000)

FINANCIALS — 0.24%
Fannie Mae, Series O, 7.00% preferred[2]	615,000	$33,671
Fuji JGB Investment LLC, Series A, 9.87% noncumulative preferred[2,3]	14,425,000	15,962
HSBC Capital Funding LP, Series 2, 10.176% noncumulative step-up perpetual preferred[2,3]	5,000,000	7,661
HSBC Capital Funding LP 8.03% noncumulative preferred[3]	5,000,000	7,328
ING Capital Funding Trust III 8.439% noncumulative preferred[3]	13,000,000	14,797
BNP U.S. Funding LLC, Series A, 7.738% noncumulative preferred[2,3]	7,000,000	7,332
BNP Paribas Capital Trust 9.003% noncumulative trust preferred[2,3]	6,000,000	6,952
Swire Pacific Capital Ltd. 8.84% cumulative guaranteed perpetual capital securities[2]	370,000	10,082
NB Capital Corp., Series A, 8.35% exchangeable preferred depositary shares	300,000	7,953
DBS Capital Funding Corp., Series A, 7.657% noncumulative guaranteed preference shares[2,3]	5,500,000	6,092
RBS Capital Trust I 4.709% noncumulative trust preferred[3]	4,500,000	4,284
ACE Ltd., Series C, 7.80% preferred depositary shares	103,335	2,697
		124,811

MISCELLANEOUS — 0.05%
Other preferred stocks in initial period of acquisition		28,892

Total preferred stocks (cost: $139,303,000)		153,703

	Shares or
Convertible securities — 0.03%	principal amount

FINANCIALS — 0.02%
Equity Office Properties Trust, Series B, 5.25% convertible preferred 2008	150,000	7,552

CONSUMER DISCRETIONARY — 0.01%
Ford Motor Co. Capital Trust II 6.50% cumulative convertible trust preferred 2032	94,700	2,614
General Motors Corp., Series B, 5.25% convertible senior debentures 2032	$4,382,500	2,612
		5,226

Total convertible securities (cost: $15,497,000)		12,778

	Principal amount
Bonds & notes — 28.92%	(000)

MORTGAGE-BACKED OBLIGATIONS[4]— 7.48%
Fannie Mae, Series 2000-T5B, 7.30% 2010	$52,930	57,965
Fannie Mae, Series 2001-T11, Class B, 5.503% 2011	45,000	46,471
Fannie Mae, Series 2003-T1, Class B, 4.491% 2012	16,000	15,667
Fannie Mae 4.89% 2012	30,000	29,709
Fannie Mae 6.00% 2013	535	547
Fannie Mae 4.00% 2015	35,180	33,913
Fannie Mae 6.00% 2016	1,131	1,156
Fannie Mae 6.00% 2016	636	650
Fannie Mae 6.00% 2017	4,592	4,693
Fannie Mae 6.00% 2017	3,626	3,705
Fannie Mae 6.00% 2017	3,297	3,369
Fannie Mae 6.00% 2017	1,249	1,276
Fannie Mae 5.00% 2018	27,113	26,905
Fannie Mae 5.00% 2018	5,260	5,220
Fannie Mae 5.00% 2018	3,248	3,223
Fannie Mae 5.50% 2018	29,076	29,278
Fannie Mae 11.00% 2018	778	898
Fannie Mae 5.50% 2019	5,210	5,247
Fannie Mae 11.00% 2020	332	371
Fannie Mae 10.50% 2022	687	769
Fannie Mae, Series 2001-4, Class NA, 11.87% 2025[3]	878	990
Fannie Mae 7.00% 2026	515	541
Fannie Mae 8.50% 2027	160	174
Fannie Mae 8.50% 2027	130	141
Fannie Mae 8.50% 2027	75	81
Fannie Mae 8.50% 2027	59	64
Fannie Mae, Series 2002-W3, Class A-5, 7.50% 2028	1,919	2,008
Fannie Mae 7.50% 2030	310	326
Fannie Mae 7.50% 2030	134	140
Fannie Mae 6.50% 2031	1,633	1,680
Fannie Mae 6.50% 2031	583	600
Fannie Mae 7.00% 2031	381	397
Fannie Mae 7.50% 2031	490	514
Fannie Mae 7.50% 2031	327	343
Fannie Mae, Series 2001-20, Class D, 11.061% 2031[3]	163	185
Fannie Mae 5.50% 2032	5,833	5,795
Fannie Mae 6.50% 2032	2,127	2,187
Fannie Mae 6.50% 2032	1,430	1,470
Fannie Mae 5.50% 2033	36,436	36,180
Fannie Mae 6.50% 2033	16,870	17,342
Fannie Mae 6.00% 2034	42,669	43,090
Fannie Mae 6.00% 2034	40,552	40,966
Fannie Mae 6.00% 2034	22,257	22,477
Fannie Mae 6.00% 2034	21,735	21,943
Fannie Mae 6.00% 2034	19,792	19,982
Fannie Mae 6.00% 2034	13,540	13,669
Fannie Mae 6.00% 2034	11,669	11,781
Fannie Mae 6.00% 2034	3,786	3,822
Fannie Mae 6.00% 2034	3,144	3,177
Fannie Mae 5.00% 2035	10,903	10,562
Fannie Mae 5.00% 2035	5,466	5,295
Fannie Mae 5.50% 2035	30,501	30,210
Fannie Mae 5.50% 2035	30,000	29,714
Fannie Mae 5.50% 2035	20,000	19,809
Fannie Mae 5.50% 2035	19,711	19,547
Fannie Mae 6.00% 2035	20,083	20,275
Fannie Mae 6.00% 2035	11,660	11,770
Fannie Mae 6.00% 2035	4,995	5,042
Fannie Mae 6.00% 2035	899	908
Fannie Mae 6.00% 2035	791	799
Fannie Mae 5.50% 2036	53,676	53,148
Fannie Mae 6.00% 2036	2,240	2,260
Fannie Mae, Series 2003-W10, Class 1A-2B, 3.112% 2037	5,417	5,394
Fannie Mae, Series 2001-T10, Class A-1, 7.00% 2041	1,265	1,308
Fannie Mae, Series 2001-50, Class BA, 7.00% 2041	1,150	1,197
Fannie Mae, Series 2002-W1, Class 2A, 7.50% 2042	1,723	1,798
Freddie Mac, Series H009, Class A-2, 1.876% 2008[3]	181	180
Freddie Mac 8.50% 2008	7	8
Freddie Mac, Series SF02, Class GC, 2.64% 2009	10,000	9,701
Freddie Mac 4.00% 2015	61,325	58,663
Freddie Mac, Series 2310, Class B, 9.945% 2015[3]	371	408
Freddie Mac 5.00% 2018	29,398	29,191
Freddie Mac 10.00% 2018	603	680
Freddie Mac 8.50% 2020	447	481
Freddie Mac 8.50% 2020	50	54
Freddie Mac 6.50% 2032	568	584
Freddie Mac, Series T-041, Class 3-A, 7.50% 2032	6,798	7,104
Freddie Mac 5.00% 2035	55,500	53,725
Freddie Mac 5.00% 2035	55,146	53,382
Freddie Mac 5.00% 2035	17,576	17,013
Freddie Mac 5.00% 2035	5,766	5,582
Freddie Mac 5.50% 2035	27,597	27,347
Freddie Mac 5.50% 2035	27,558	27,308
Freddie Mac, Series 3061, Class PN, 5.50% 2035	20,766	20,921
Freddie Mac 6.00% 2036	160,495	162,037
Countrywide Alternative Loan Trust, Series 2004-5CB, Class 1-A-1, 6.00% 2034	17,777	17,765
Countrywide Alternative Loan Trust, Series 2005-62, Class 2-A-1, 4.326% 2035[3]	27,700	27,596
Countrywide Alternative Loan Trust, Series 2005-46CB, Class A-8, 5.50% 2035	87,039	87,047
Countrywide Alternative Loan Trust, Series 2005-40CB, Class A-1, 5.50% 2035	29,254	29,006
Countrywide Alternative Loan Trust, Series 2005-21CB, Class A-9, 5.50% 2035	28,871	28,896
Countrywide Alternative Loan Trust, Series 2005-54CB, Class 1-A-7, 5.50% 2035	25,000	25,038
Countrywide Alternative Loan Trust, Series 2005-64CB, Class 1-A-7, 5.50% 2035	24,867	24,932
Countrywide Alternative Loan Trust, Series 2004-28CB, Class 5-A-1, 5.75% 2035	20,677	20,467
Countrywide Alternative Loan Trust, Series 2004-36CB, Class 1-A-1, 6.00% 2035	37,661	37,666
Countrywide Alternative Loan Trust, Series 2005-21CB, Class A-17, 6.00% 2035	35,363	35,471
CS First Boston Mortgage Securities Corp., Series 2004-HC1, Class A-1, 4.769% 2021[2,3]	17,141	17,141
CS First Boston Mortgage Securities Corp., Series 2002-34, Class I-A-1, 7.50% 2032	6,839	6,887
CS First Boston Mortgage Securities Corp., Series 2002-30, Class I-A-1, 7.50% 2032	6,221	6,257
CS First Boston Mortgage Securities Corp., Series 2003-21, Class V-A-1, 6.50% 2033	5,920	6,011
CS First Boston Mortgage Securities Corp., Series 2003-29, Class V-A-1, 7.00% 2033	7,215	7,378
CS First Boston Mortgage Securities Corp., Series 2004-AR1, Class II-A-1, 4.69% 2034[3]	5,403	5,332
CS First Boston Mortgage Securities Corp., Series 2001-CKN5, Class A-4, 5.435% 2034	3,875	3,929
CS First Boston Mortgage Securities Corp., Series 2004-5, Class IV-A-1, 6.00% 2034	14,140	14,128
CS First Boston Mortgage Securities Corp., Series 2001-CF2, Class A-3, 6.238% 2034	6,043	6,167
CS First Boston Mortgage Securities Corp., Series 2002-CKP1, Class A-1, 4.627% 2035	262	262
CS First Boston Mortgage Securities Corp., Series 2001-CP4, Class A-4, 6.18% 2035	28,300	29,719
CS First Boston Mortgage Securities Corp., Series 2005-5, Class IV-A-1, 6.25% 2035	25,120	25,355
CS First Boston Mortgage Securities Corp., Series 2001-CK1, Class A-3, 6.38% 2035	93,660	98,382
CS First Boston Mortgage Securities Corp., Series 2003-CK2, Class A-4, 4.801% 2036	17,585	17,211
CS First Boston Mortgage Securities Corp., Series 2002-CKN2, Class A-1, 4.637% 2037	1,278	1,275
CS First Boston Mortgage Securities Corp., Series 2002-CKN2, Class A-3, 6.133% 2037	16,045	16,855
CS First Boston Mortgage Securities Corp., Series 2004-C4, Class A-2, 3.88% 2039	13,000	12,513
CS First Boston Mortgage Securities Corp., Series 2004-C4, Class A-4, 4.283% 2039	5,000	4,793
CS First Boston Mortgage Securities Corp., Series 2005-C6, Class A-3, 5.23% 2040	30,875	30,990
CS First Boston Mortgage Securities Corp., Series 1998-C1, Class A-1B, 6.48% 2040	8,044	8,288
Residential Accredit Loans, Inc., Series 2004-QS6, Class A-1, 5.00% 2019	23,108	22,675
Residential Accredit Loans, Inc., Series 2004-QS16, Class 1-A-1, 5.50% 2034	45,625	45,467
Residential Accredit Loans, Inc., Series 2005-QR1, Class A, 6.00% 2034	54,060	54,009
Residential Accredit Loans, Inc., Series 2005-QS4, Class A-3, 5.50% 2035	48,000	47,358
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2001-CIBC1, Class A-2, 6.001% 2033	4,430	4,454
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2004-CIBC10, Class A-2, 3.89% 2037	10,000	9,737
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2002-CIBC5, Class A-1, 4.372% 2037	8,935	8,788
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2005-CIBC12, Class A-3B, 5.334% 2037[3]	25,000	25,288
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2002-C1, Class A-3, 5.376% 2037	10,680	10,817
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2003-ML1, Class A-1, 3.972% 2039	18,546	17,954
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP4, Class A-2, 4.79% 2042	15,000	14,809
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP4, Class A-SB, 4.824% 2042	25,000	24,592
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP4, Class A-3A1, 4.871% 2042	5,000	4,927
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP1, Class A-2, 4.625% 2046	28,000	27,587
Bear Stearns ARM Trust, Series 2003-6, Class I-A-2, 3.992% 2033[3]	13,197	12,912
Bear Stearns ARM Trust, Series 2003-3, Class III-A-1, 5.131% 2033[3]	4,892	4,847
Bear Stearns ARM Trust, Series 2003-9, Class III-A-3, 4.357% 2034[3]	28,240	27,544
Bear Stearns ARM Trust, Series 2004-1, Class I-2-A-5, 4.404% 2034[3]	24,145	23,701
Bear Stearns ARM Trust, Series 2003-9, Class III-A-2, 4.982% 2034[3]	18,998	18,796
Bear Stearns ARM Trust, Series 2005-10, Class A-3, 4.65% 2035[3]	20,000	19,523
GMAC Commercial Mortgage Securities, Inc., Series 2001-C1, Class A-2, 6.465% 2034	84,500	89,312
GMAC Commercial Mortgage Securities, Inc., Series 1999-C3, Class F, 7.787% 2036[3]	4,000	4,231
GMAC Commercial Mortgage Securities, Inc., Series 2002-C2, Class A-2, 5.389% 2038	5,498	5,551
Morgan Stanley Mortgage Loan Trust, Series 2004-3, Class 4-A, 5.70% 2034[3]	51,885	51,422
Morgan Stanley Mortgage Loan Trust, Series 2005-10, Class 4-A-1, 5.50% 2035	46,045	45,637
GE Capital Commercial Mortgage Corp., Series 2002-2, Class A-3, 5.349% 2036	10,000	10,117
GE Capital Commerical Mortgage Corp., Series 2002-3, Class A-1, 4.229% 2037	39,110	38,221
GE Commercial Mortgage Corp., Series 2005-C4, Class A-3A, 5.333% 2045	45,575	46,286
CHL Mortgage Pass-Through Trust, Series 2003-HYB3, Class 4-A-1, 3.471% 2033[3]	4,642	4,562
CHL Mortgage Pass-Through Trust, Series 2003-27, Class A-1, 3.727% 2033[3]	4,920	4,846
CHL Mortgage Pass-Through Trust, Series 2003-56, Class 6-A-1, 4.852% 2033[3]	18,722	18,595
CHL Mortgage Pass-Through Trust, Series 2004-HYB6, Class A-3, 5.184% 2034[3]	17,122	17,085
CHL Mortgage Pass-Through Trust, Series 2005-HYB8, Class 4-A-1, 5.778% 2035[3]	37,917	37,947
Crown Castle Towers LLC, Series 2005-1, Class A-FX, 4.643% 2035[2]	65,800	64,441
Crown Castle Towers LLC, Series 2005-1, Class C, 5.074% 2035[2]	10,200	9,960
Crown Castle Towers LLC, Series 2005-1, Class D, 5.612% 2035[2]	7,550	7,358
Salomon Brothers Commercial Mortgage Trust, Series 2000-C3, Class A-2, 6.592% 2033	19,500	20,590
Salomon Brothers Commercial Mortgage Trust, Series 2001-C1, Class A-2, 6.226% 2035	2,666	2,697
Salomon Brothers Commercial Mortgage Trust, Series 2001-C1, Class A-3, 6.428% 2035	53,934	56,866
WaMu Mortgage Pass-Through Certificates Trust, Series 2004-CB2, Class VII-A, 5.50% 2019	5,736	5,743
WaMu Mortgage Pass-Through Certificates Trust, Series 2003-AR7, Class A-7, 3.842% 2033[3]	6,976	6,831
WaMu Mortgage Pass-Through Certificates Trust, Series 2003-AR8, Class A, 4.03% 2033[3]	9,558	9,531
WaMu Mortgage Pass-Through Certificates Trust, Series 2003-AR5, Class A-7, 4.21% 2033[3]	4,011	3,998
WaMu Mortgage Pass-Through Certificates Trust, Series 2003-AR6, Class A-1, 4.456% 2033[3]	2,451	2,409
WaMu Mortgage Pass-Through Certificates Trust, Series 2004-AR1, Class A, 4.229% 2034[3]	7,700	7,569
WaMu Mortgage Pass-Through Certificates Trust, Series 2004-AR11, Class A, 4.597% 2034[3]	15,521	15,248
WaMu Mortgage Pass-Through Certificates Trust, Series 2005-AR15, Class A-1-A, 4.639% 2045[3]	26,455	26,455
Chase Commercial Mortgage Securities Corp., Series 1998-2, Class A-2, 6.39% 2030	27,009	27,943
Chase Commercial Mortgage Securities Corp., Series 1998-1, Class A-2, 6.56% 2030	4,375	4,496
Chase Commercial Mortgage Securities Corp., Series 2000-1, Class A-2, 7.757% 2032	40,640	43,704
Banc of America Commercial Mortgage Inc., Series 2002-PB2, Class A-4, 6.186% 2035	4,350	4,582
Banc of America Commercial Mortgage Inc., Series 2001-1, Class A-2, 6.503% 2036	49,685	52,453
Banc of America Commercial Mortgage Inc., Series 2003-2, Class A-1, 3.411% 2041	18,399	17,851
Bear Stearns Commercial Mortgage Securities Inc., Series 1999-WF2, Class A-1, 6.80% 2031	2,364	2,395
Bear Stearns Commercial Mortgage Securities Inc., Series 2000-WF2, Class A-2, 7.32% 2032	3,050	3,308
Bear Stearns Commercial Mortgage Securities Inc., Series 2002-PBW1, Class A-1, 3.97% 2035	17,372	16,940
Bear Stearns Commercial Mortgage Securities Inc., Series 2001-TOP2, Class A-2, 6.48% 2035	13,205	13,986
Bear Stearns Commercial Mortgage Securities Inc., Series 2005-PWR9, Class A-2, 4.735% 2042	38,000	37,461
Wachovia Bank Commercial Mortgage Trust, Series 2005-C16, Class A-1, 4.061% 2041	11,306	11,117
Wachovia Bank Commercial Mortgage Trust, Series 2005-C16, Class A-PB, 4.692% 2041	32,750	31,995
Wachovia Bank Commercial Mortgage Trust, Series 2005-C17, Class A-2, 4.782% 2042	27,000	26,702
Government National Mortgage Assn. 9.00% 2009	1,073	1,110
Government National Mortgage Assn. 6.00% 2014	833	856
Government National Mortgage Assn. 5.50% 2017	3,902	3,957
Government National Mortgage Assn. 10.00% 2020	567	649
Government National Mortgage Assn. 10.00% 2021	1,025	1,177
Government National Mortgage Assn. 4.00% 2035[3]	29,027	28,420
Government National Mortgage Assn. 4.00% 2035[3]	8,925	8,717
Government National Mortgage Assn. 4.00% 2035[3]	8,766	8,561
Morgan Stanley Capital I, Inc., Series 1997-HF1, Class B, 7.33% 2029[2]	745	746
Morgan Stanley Capital I, Inc., Series 1999-FNV1, Class A-2, 6.53% 2031	10,000	10,379
Morgan Stanley Capital I, Inc., Series 2004-RR2, Class A-1, 4.39% 2033[2]	32,535	31,972
Washington Mutual Securities Corp., WMALT Series 2005-1, Class 5-A-1, 6.00% 2020	24,279	24,453
Washington Mutual Securities Corp., Series 2005-AR1, Class A-1-A, 4.639% 2035[3]	17,249	17,243
First Horizon Alternative Mortgage Securities Trust, Series 2005-FA8, Class I-A-14, 5.50% 2035	40,121	40,119
Merrill Lynch Mortgage Investors, Inc., Series 1999-C1, Class A-2, 7.56% 2031	6,519	6,985
Merrill Lynch Mortgage Investors, Inc., Series 2004-A1, Class II-A-1, 4.605% 2034[3]	31,220	30,512
Residential Asset Mortgage Products Trust, Series 2004-RS3, Class A-I-2, 3.052% 2029	6,641	6,604
Residential Asset Mortgage Products Trust, Series 2003-RZ4, Class A-7, 4.79% 2033[3]	8,500	8,369
Residential Asset Mortgage Products Trust, Series 2003-RS11, Class A-I-7, 4.828% 2033	9,000	8,833
Residential Asset Mortgage Products Trust, Series 2003-RS9, Class A-I-7, 5.06% 2033	13,381	13,256
Wells Fargo Mortgage-backed Securities Trust, Series 2003-B, Class A-1, 4.15% 2033[3]	5,332	5,235
Wells Fargo Mortgage-backed Securities Trust, Series 2005-AR10, Class II-A-6, 4.11% 2035[3]	30,000	29,031
Structured Adjustable Rate Mortgage Loan Trust, Series 2005-22, Class 5-A-1, 6.058% 2035[3]	31,922	32,162
Morgan Stanley Dean Witter Capital I Trust, Series 2002-HQ, Class A-2, 6.09% 2034	9,029	9,165
Morgan Stanley Dean Witter Capital I Trust, Series 2002-IQ2, Class A-2, 5.16% 2035	5,948	5,960
Morgan Stanley Dean Witter Capital I Trust, Series 2001-TOP5, Class A-3, 6.16% 2035	9,000	9,310
Morgan Stanley Dean Witter Capital I Trust, Series 2003-TOP9, Class A-1, 3.98% 2036	4,372	4,227
GSR Mortgage Loan Trust, Series 2005-AR1, Class 2-A-1, 4.952% 2035[3]	24,256	24,000
First Union National Bank Commercial Mortgage Trust, Series 2000-C1, Class A-1, 7.739% 2032	3,361	3,457
First Union National Bank Commercial Mortgage Trust, Series 2002-C1, Class A-1, 5.585% 2034	9,869	10,024
First Union National Bank Commercial Mortgage Trust, Series 2002-C1, Class A-2, 6.141% 2034	8,810	9,262
L.A. Arena Funding, LLC, Series 1, Class A, 7.656% 2026[2]	19,355	20,949
SBA CMBS Trust, Series 2005-1A, 5.369% 2035[2]	16,250	16,242
SBA CMBS Trust, Series 2005-1D, 6.219% 2035[2]	4,000	3,996
Banc of America Mortgage Securities Trust, Series 2003-F, Class 2-A-1, 3.734% 2033[3]	7,595	7,396
Banc of America Mortgage Securities Trust, Series 2003-G, Class 2-A-1, 4.088% 2033[3]	7,454	7,390
Banc of America Mortgage Securities Trust, Series 2004-A, Class 2-A-2, 4.119% 2034[3]	5,428	5,328
Tower Ventures, LLC, Series 2004-1, Class A, 3.711% 2034[2]	20,609	19,845
LB-UBS Commercial Mortgage Trust, Series 2000-C3, Class A-2, 7.95% 2025	3,750	4,127
LB-UBS Commercial Mortgage Trust, Series 2002-C1, Class A-4, 6.462% 2031	13,185	14,090
Commercial Mortgage Trust, Series 2000-C1, Class A-1, 7.206% 2033	12,702	12,861
Commercial Mortgage Trust, Series 2000-C1, Class E, 8.132% 2033	4,000	4,212
Commercial Mortgage Trust, Series 2003-LNB1, Class A-2, 4.084% 2038	39,825	37,366
GGP Mall Properties Trust, Series 2001-GGP1, Class A-2, 5.007% 2011[2]	16,815	16,839
Prudential Mortgage Capital Funding, LLC, Series ROCK 2001-C1, Class A-2, 6.605% 2034	15,555	16,598
Residential Asset Securitization Trust, Series 2005-A6CB, Class A-7, 6.00% 2035	14,686	14,801
HarborView Mortgage Loan Trust, Series 2005-15, Class 2-A1A2, 5.17% 2045[3]	13,794	13,934
Meristar Commercial Mortgage Trust, Series 1999-C1, Class A-1, 7.28% 2016[2]	5,119	5,354
Meristar Commercial Mortgage Trust, Series 1999-C1, Class B, 7.90% 2016[2]	7,750	8,499
GS Mortgage Securities Corp. II, Series 1998-C1, Class D, 7.215% 2030[3]	10,000	10,476
Residential Funding Mortgage Securities I, Inc., Series 2004-SA1, Class A-II, 4.334% 2034[3]	7,773	7,608
LB Commercial Mortgage Trust, Series 1998-C1, Class A-3, 6.48% 2030	6,821	6,978
Hilton Hotel Pool Trust, Series 2000-HLTA, Class A-1, 7.055% 2015[2]	6,055	6,369
Host Marriott Pool Trust, Series 1999-HMTA, Class A, 6.98% 2015[2]	5,233	5,419
Mastr Alternative Loan Trust, Series 2005-3, Class 1-A-1, 5.50% 2035	4,461	4,425
DLJ Commercial Mortgage Corp., Series 1999-CG1, Class A-1B, 6.46% 2032	3,750	3,905
Bank of America, NA and First Union National Bank Commercial Mortgage Trust, Series 2001-3, Class A-1, 4.89% 2037	3,419	3,413
Chase Manhattan Bank — First Union National Bank, Commercial Mortgage Trust, Series 1999-1, Class C, 7.625% 2031	3,000	3,255
Nomura Asset Securities Corp., Series 1998-D6, Class A-1A, 6.28% 2030	2,332	2,349
Structured Asset Securities Corp., Series 1998-RF2, Class A, 8.582% 2027[2,3]	1,772	1,796
		3,884,056

U.S. GOVERNMENT & GOVERNMENT AGENCY BONDS & NOTES — 7.37%
U.S. Treasury 2.50% 2006	$50,000	$49,637
U.S. Treasury 2.625% 2006	40,000	39,391
U.S. Treasury 3.50% 2006	500,000	496,055
U.S. Treasury 6.875% 2006	15,000	15,136
U.S. Treasury 3.125% 2007	40,000	39,312
U.S. Treasury 3.75% 2007	100,000	99,156
U.S. Treasury 3.875% 2007	100,000	99,188
U.S. Treasury 6.25% 2007	200,000	203,844
U.S. Treasury 6.625% 2007	150,000	154,359
U.S. Treasury 2.625% 2008	50,000	48,031
U.S. Treasury 3.625% 2008[5]	86,300	88,662
U.S. Treasury 4.75% 2008	20,000	20,192
U.S. Treasury 5.625% 2008	250,000	256,835
U.S. Treasury 3.625% 2009	512,500	500,087
U.S. Treasury 0.875% 2010[5]	21,027	19,994
U.S. Treasury 5.75% 2010	50,000	52,922
U.S. Treasury 3.50% 2011[5]	28,610	30,587
U.S. Treasury 5.00% 2011	25,000	25,746
U.S. Treasury 3.375% 2012[5]	67,302	72,414
U.S. Treasury 4.875% 2012	126,250	129,644
U.S. Treasury 10.375% 2012	8,000	8,835
U.S. Treasury 4.25% 2013	25,000	24,781
U.S. Treasury 2.00% 2014[5]	52,549	52,289
U.S. Treasury 9.25% 2016	65,000	90,106
U.S. Treasury 8.875% 2017	110,000	152,952
U.S. Treasury 6.25% 2023	88,500	105,703
U.S. Treasury 2.375% 2025[5]	52,833	55,740
U.S. Treasury 6.875% 2025	333,750	430,067
U.S. Treasury 5.25% 2029	15,000	16,371
Freddie Mac 4.125% 2009	5,000	4,899
Freddie Mac 4.125% 2010	224,100	218,471
Freddie Mac 5.75% 2010	€3,000	3,946
Freddie Mac 6.25% 2012	$5,000	5,064
Federal Agricultural Mortgage Corp. 4.25% 2008	92,500	91,254
Federal Home Loan Bank 3.70% 2007	28,000	27,527
Federal Home Loan Bank 5.823% 2009	45,000	46,380
Fannie Mae 5.25% 2012	45,000	45,409
United States Government-Guaranteed Certificates of Participation, Overseas Private Investment Corp.,
Series 2000-044-A, 3.74% 2015[4]	10,161	9,721
		3,830,707

FINANCIALS — 4.15%
AIG SunAmerica Global Financing XII 5.30% 2007[2]	3,000	3,017
AIG SunAmerica Global Financing VII 5.85% 2008[2]	7,750	7,918
American General Finance Corp., Series I, 4.875% 2012	10,000	9,782
American General Finance Corp., Series I, 5.40% 2015	7,500	7,490
American International Group 5.05% 2015[2]	10,000	9,833
International Lease Finance Corp. 3.75% 2007	3,235	3,177
International Lease Finance Corp. 4.35% 2008	19,500	19,154
International Lease Finance Corp., Series O, 4.55% 2009	15,000	14,824
International Lease Finance Corp. 5.00% 2010	13,765	13,704
International Lease Finance Corp. 5.00% 2012	10,000	9,853
International Lease Finance Corp. 5.875% 2013	12,850	13,317
ILFC E-Capital Trust I 5.90% 2065[2,3]	15,000	15,075
Household Finance Corp. 6.50% 2008	7,000	7,290
Household Finance Corp. 4.125% 2009	20,000	19,327
Household Finance Corp. 4.75% 2009	7,500	7,424
Household Finance Corp. 6.375% 2011	17,500	18,521
Household Finance Corp. 6.75% 2011	5,000	5,372
Household Finance Corp. 6.375% 2012	21,000	22,345
Household Finance Corp. 7.00% 2012	5,000	5,476
HSBC Finance Corp. 4.625% 2010	13,000	12,746
Midland Bank 5.00% Eurodollar note (undated)[3]	4,000	3,400
USA Education, Inc. 5.625% 2007	31,995	32,196
SLM Corp., Series A, 3.95% 2008	7,500	7,322
SLM Corp., Series A, 4.00% 2009	8,000	7,791
SLM Corp., Series A, 4.50% 2010	25,750	25,235
SLM Corp., Series A, 5.375% 2013	13,000	13,200
SLM Corp., Series A, 5.375% 2014	10,000	10,117
Washington Mutual, Inc. 5.625% 2007	4,750	4,777
Washington Mutual, Inc. 4.375% 2008	7,500	7,414
Washington Mutual, Inc. 4.00% 2009	17,500	16,985
Washington Mutual, Inc. 4.20% 2010	26,250	25,440
Washington Mutual, Inc. 4.45% 2010[3]	12,000	12,025
Washington Mutual, Inc. 5.00% 2012	4,000	3,958
Washington Mutual, Inc. 5.25% 2017	17,500	17,030
Washington Mutual Bank, FA 6.875% 2011	5,000	5,408
CIT Group Inc. 3.65% 2007	16,280	15,922
CIT Group Inc. 5.50% 2007	10,000	10,103
CIT Group Inc. 7.375% 2007	11,500	11,838
CIT Group Inc. 4.00% 2008	4,000	3,915
CIT Group Inc. 3.375% 2009	18,000	17,140
CIT Group Inc. 6.875% 2009	11,500	12,209
CIT Group Inc. 7.75% 2012	18,500	21,008
Prudential Financial, Inc. 4.104% 2006	13,000	12,917
Prudential Insurance Co. of America 6.375% 2006[2]	3,075	3,100
PRICOA Global Funding I, Series 2003-2, 3.90% 2008[2]	16,500	16,044
PRICOA Global Funding I, Series 2004-4, 4.35% 2008[2]	14,000	13,810
PRICOA Global Funding I 4.20% 2010[2]	16,000	15,546
Prudential Holdings, LLC, Series C, 8.695% 2023[2,4]	19,500	24,777
J.P. Morgan Chase & Co. 4.50% 2010	10,000	9,788
J.P. Morgan Chase & Co. 6.625% 2012	4,500	4,855
J.P. Morgan Chase & Co. 5.75% 2013	4,000	4,131
J.P. Morgan Chase & Co. 4.891% 2015	40,000	39,603
Bank One Corp. 4.90% 2015	12,000	11,677
Chase Capital II, Global Floating Rate Capital Securities, Series B, 4.75% 2027[3]	7,500	7,105
JPM Capital Trust I, cumulative capital securities trust, 7.54% 2027	2,750	2,905
CNA Financial Corp. 5.85% 2014	63,000	63,559
CNA Financial Corp. 7.25% 2023	13,000	14,358
SocGen Real Estate Co. LLC, Series A, 7.64% (undated)[2,3]	47,750	49,701
Société Générale 7.85% (undated)[2,3]	25,000	25,819
XL Capital Finance (Europe) PLC 6.50% 2012	3,015	3,189
Mangrove Bay Pass Through Trust 6.102% 2033[2,3]	69,635	69,333
HBOS PLC, Series B, 5.92% (undated)[2,3]	49,000	49,545
HBOS PLC 6.413% (undated)[2]	15,000	15,225
Bank of Scotland 7.00% (undated)[2,3]	4,225	4,360
EOP Operating LP 7.75% 2007	6,500	6,812
EOP Operating LP 6.75% 2008	10,495	10,856
EOP Operating LP 4.65% 2010	29,500	28,613
EOP Operating LP 8.10% 2010	3,750	4,146
EOP Operating LP 6.75% 2012	4,125	4,383
EOP Operating LP 4.75% 2014	7,500	7,099
ACE INA Holdings Inc. 5.875% 2014	33,000	34,193
ACE Capital Trust II 9.70% 2030	13,055	18,216
Liberty Mutual Group Inc. 6.50% 2035[2]	52,590	51,473
Developers Diversified Realty Corp. 3.875% 2009	16,500	15,860
Developers Diversified Realty Corp. 4.625% 2010	23,150	22,448
Developers Diversified Realty Corp. 5.50% 2015	13,000	12,876
Monumental Global Funding Trust II, Series 2001-B, 6.05% 2006[2]	5,000	5,003
Monumental Global Funding Trust II, Series 2003-F, 3.45% 2007[2]	15,000	14,618
Monumental Global Funding Trust II, Series 2002-A, 5.20% 2007[2]	21,000	21,037
Monumental Global Funding II, Series 2004-B, 3.90% 2009[2]	10,000	9,677
Allstate Financial Global Funding LLC 5.25% 2007[2]	6,000	6,015
Allstate Financial Global Funding LLC 4.25% 2008[2]	26,225	25,793
Allstate Life Global Funding Trust, Series 2004-1, 4.50% 2009	15,000	14,800
Capital One Bank 6.875% 2006	15,000	15,024
Capital One Bank 4.875% 2008	20,000	19,930
Capital One Financial Corp. 5.50% 2015	10,000	9,960
ReliaStar Financial Corp. 8.00% 2006	9,250	9,456
ING Security Life Institutional Funding 2.70% 2007[2]	25,000	24,304
ING Groep NV 5.775% (undated)[3]	10,300	10,459
Citigroup Inc. 4.25% 2009	7,000	6,853
Citigroup Inc. 4.125% 2010	20,000	19,448
Citigroup Inc. 4.625% 2010	10,000	9,872
Genworth Financial, Inc. 4.641% 2007[3]	22,000	22,050
Genworth Financial, Inc. 4.75% 2009	13,795	13,682
United Dominion Realty Trust, Inc. 6.50% 2009	17,375	18,125
United Dominion Realty Trust, Inc. 5.00% 2012	13,500	13,166
Kimco Realty Corp., Series C, 4.82% 2011	15,000	14,782
Kimco Realty Corp. 6.00% 2012	2,750	2,875
Kimco Realty Corp., Series C, 4.82% 2014	13,000	12,554
Simon Property Group, LP 4.875% 2010	20,000	19,743
Simon Property Group, LP 4.875% 2010	5,500	5,434
Simon Property Group, Inc. 5.375% 2011[2]	5,000	5,018
ProLogis Trust 7.05% 2006	4,000	4,034
ProLogis Trust 5.50% 2013	5,000	5,053
ProLogis Trust 5.625% 2015[2]	20,000	20,158
Willis North America Inc. 5.625% 2015	24,850	24,886
U.S. Bancorp 4.40% 2008	25,000	24,764
BNP Paribas 5.186% noncumulative (undated)[2,3]	25,000	24,298
John Hancock Global Funding II, Series 2002-G, 5.00% 2007[2]	10,000	10,002
John Hancock Global Funding II, Series 2004-A, 3.50% 2009[2]	14,000	13,448
Bank of America Corp. 4.375% 2010	11,000	10,743
BankAmerica Capital III, BankAmerica Corp., Series 3, 4.72% 2027[3]	12,500	12,121
Barclays Bank PLC 8.55% (undated)[2,3]	19,725	22,781
Nationwide Life Insurance Co. 5.35% 2007[2]	6,000	6,016
North Front Pass Through Trust 5.81% 2024[2,3]	10,000	10,027
Nationwide Mutual Insurance Co. 7.875% 2033[2]	5,000	6,075
World Savings Bank, FSB, Bank Notes, Series 2008-FXR, 4.125% 2008	21,000	20,651
Assurant, Inc. 5.625% 2014	20,000	20,289
Hospitality Properties Trust 6.75% 2013	18,345	19,572
Metropolitan Life Global Funding I, Series 2004-10, 3.375% 2007[2]	20,000	19,485
Westfield Capital Corp. Ltd. and WT Finance (Australia) Pty Ltd. and WEA Finance LLC 4.375% 2010[2]	20,000	19,380
iStar Financial, Inc. 5.375% 2010	8,250	8,184
iStar Financial, Inc. 6.05% 2015	11,000	11,111
Countrywide Home Loans, Inc., Series M, 4.125% 2009	15,000	14,461
Countrywide Home Loans, Inc., Series L, 4.00% 2011	5,000	4,710
New York Life Global Funding 3.875% 2009[2]	13,500	13,116
New York Life Global Funding 4.625% 2010[2]	5,000	4,953
Archstone-Smith Operating Trust 5.625% 2014	17,750	18,065
Protective Life Insurance Co., Series 2005-C, 4.85% 2010	18,000	17,989
MBNA Corp., Series F, 5.00% 2010	5,000	5,004
MBNA America Bank, National Association 7.125% 2012	7,650	8,564
MBNA Corp., Series F, 6.125% 2013	3,500	3,717
Downey Financial Corp. 6.50% 2014	16,880	16,961
Resona Bank, Ltd. 5.85% (undated)[2,3]	15,000	14,965
American Express Co. 4.75% 2009	15,000	14,913
Berkshire Hathaway Finance Corp. 4.125% 2010	5,000	4,863
Berkshire Hathaway Finance Corp. 4.75% 2012	10,000	9,899
Lazard Group LLC 7.125% 2015	12,875	13,543
Principal Life Insurance Co. 3.20% 2009	14,000	13,358
Federal Realty Investment Trust 6.125% 2007	4,000	4,064
Federal Realty Investment Trust 4.50% 2011	8,500	8,110
ERP Operating LP 4.75% 2009	11,490	11,366
Abbey National PLC 6.70% (undated)[3]	5,790	5,992
Abbey National PLC 7.35% (undated)[3]	4,500	4,581
United Energy Distribution Pty Ltd., AMBAC insured, 4.70% 2011[2]	10,000	9,878
Travelers Property Casualty Corp. 5.00% 2013	10,000	9,850
Principal Life Global Funding I 4.40% 2010[2]	10,000	9,734
First Industrial, LP 6.875% 2012	8,625	9,200
Weingarten Realty Investors, Series A, 5.263% 2012	9,000	9,119
National Westminster Bank PLC 7.75% (undated)[3]	7,000	7,315
City National Corp. 5.125% 2013	7,000	6,969
Bayerische Landesbank, Series F, 2.50% 2006	7,000	6,966
Zions Bancorporation 6.00% 2015	6,000	6,282
Wells Fargo & Co. 4.125% 2008	5,000	4,927
BCI U.S. Funding Trust I 8.01% noncumulative preferred (undated)[2,3]	4,000	4,252
Bank of Nova Scotia 4.25% 2085[3]	4,000	3,385
Den Norske CreditBank 4.656% (undated)[3]	3,000	2,658
Canadian Imperial Bank of Commerce 4.25% Eurodollar note 2085[3]	1,600	1,336
		2,156,221

ASSET-BACKED OBLIGATIONS[4]— 2.44%
Drivetime Auto Owner Trust, Series 2004-A, Class A-3, XLCA insured, 2.419% 2008[2]	14,646	14,465
Drivetime Auto Owner Trust, Series 2003-C, Class A-3, MBIA insured, 2.715% 2009[2]	8,150	8,085
Drivetime Auto Owner Trust, Series 2005-C, Class A-3, MBIA insured, 5.006% 2011[2]	20,000	20,091
Drive Auto Receivables Trust, Series 2004-1, Class A-4, MBIA insured, 4.14% 2010[2]	22,000	21,818
Drive Auto Receivables Trust, Series 2005-1, Class A-4, MBIA insured, 4.01% 2012	28,125	27,557
Drive Auto Receivables Trust, Series 2005-2, Class A-3, MBIA insured, 4.26% 2012[2]	18,580	18,172
Drive Auto Receivables Trust, Series 2005-3, Class A-4, FSA insured, 5.09% 2013[2]	42,500	42,565
ARG Funding Corp., Series 2005-1, Class A-1, MBIA insured, 4.02% 2009[2]	23,400	22,937
ARG Funding Corp., Series 2005-2, Class A-1, AMBAC insured, 4.54% 2009[2]	4,500	4,469
ARG Funding Corp., Series 2005-1, Class A-3, MBIA insured, 4.29% 2010[2]	8,000	7,763
ARG Funding Corp., Series 2005-2, Class A-4, AMBAC insured, 4.84% 2011[2]	49,500	49,301
CWABS, Inc., Series 2004-12, Class 2-AV-2, 4.659% 2033[3]	7,556	7,569
CWABS, Inc., Series 2004-10, Class AF-6, 4.485% 2034	16,000	15,384
CWABS, Inc., Series 2004-15, Class 2-AV-2, 4.649% 2034[3]	27,906	27,970
CWABS, Inc., Series 2004-BC1, Class M-1, 4.879% 2034[3]	14,000	14,040
MBNA Credit Card Master Note Trust, Series 2005-6, Class A, 4.50% 2013	49,425	48,838
MBNA Credit Card Master Note Trust, Series 2002-1, Class C, 6.80% 2014	12,500	13,480
Residential Asset Securities Corp. Trust, Series 2001-KS3, Class A-I-6, 5.96% 2031	9,857	9,914
Residential Asset Securities Corp. Trust, Series 2004-KS9, Class A-I-4, FGIC insured, 4.61% 2034	10,000	9,873
Residential Asset Securities Corp. Trust, Series 2003-KS6, Class A-2, 4.679% 2033[3]	1,137	1,138
Residential Asset Securities Corp. Trust, Series 2003-KS8, Class A-I-6, 4.83% 2033	8,500	8,402
Residential Asset Securities Corp. Trust, Series 2004-KS12, Class A-1-2, 4.609% 2035[3]	23,000	23,025
Long Beach Acceptance Auto Receivables Trust, Series 2004-A, Class A-2, FSA insured, 2.841% 2010[3]	10,000	9,747
Long Beach Acceptance Auto Receivables Trust, Series 2004-C, Class A-4, FSA insured, 3.777% 2011	17,150	16,823
Long Beach Acceptance Auto Receivables Trust, Series 2005-B, Class A-4, FSA insured, 4.522% 2012	14,000	13,834
Long Beach Mortgage Loan Trust, Series 2004-A, Class M-1, 4.879% 2024[3]	10,558	10,578
Wells Fargo Home Equity Trust, Series 2004-2, Class AI-5, 4.89% 2028	48,600	47,398
New Century Home Equity Loan Trust, Series 2004-A, Class A-II-5, FGIC insured, 5.25% 2034	10,000	10,000
New Century Home Equity Loan Trust, Series 2004-A, Class A-II-6, FGIC insured, 5.65% 2034	34,977	35,289
CPS Auto Receivables Trust, Series 2003-A, Class A-2, XLCA insured, 2.89% 2009[2]	1,817	1,776
CPS Auto Receivables Trust, Series 2002-B, Class A-2, XLCA insured, 3.50% 2009[2]	572	568
CPS Auto Receivables Trust, Series 2003-D, Class A-2, FSA insured, 3.56% 2010[2]	9,998	9,836
CPS Auto Receivables Trust, Series 2004-B, Class A-2, XLCA insured, 3.56% 2011[2]	13,049	12,888
CPS Auto Receivables Trust, Series 2005-D, Class A-2, FSA insured, 5.06% 2012[2]	18,000	18,001
Bear Stearns Asset-backed Securities I Trust, Series 2004-HE11, Class I-A-2, 4.679% 2033[3]	9,500	9,520
Bear Stearns Asset-backed Securities I Trust, Series 2005-CL1, Class A-1, 4.879% 2035[3]	27,944	28,014
Cendant Timeshare Receivables Funding, LLC, Series 2005-1, Class A-1, FGIC insured, 4.67% 2017[2]	36,837	36,522
Rental Car Finance Corp., Series 2005-1, Class A-2, XLCA insured, 4.59% 2011[2]	36,230	35,554
Morgan Stanley ABS Capital I, Inc., Series 2004-OP1, Class A-2B, 4.669% 2034[3]	17,000	17,033
Morgan Stanley ABS Capital I, Inc., Series 2004-NC3, Class M-1, 4.909% 2034[3]	15,000	15,049
AmeriCredit Automobile Receivables Trust, Series 2003-C-F, Class A-4, FSA insured, 3.48% 2010	15,000	14,837
AmeriCredit Automobile Receivables Trust, Series 2004-A-F, Class A-4, FSA insured, 2.87% 2011	16,044	15,608
Ameriquest Mortgage Securities Inc., Series 2004-R4, Class M-1, 4.929% 2034[3]	30,000	30,252
Hertz Vehicle Financing LLC, Rental Car Asset-backed Notes, Series 2005-1, Class A-5, MBIA insured, 5.08% 2011[2]	29,550	29,544
First Investors Auto Owners Trust, Series 2003-A, Class A, MBIA insured, 2.58% 2011[2]	6,986	6,836
First Investors Auto Owners Trust, Series 2005-A, Class A-2, MBIA insured, 4.23% 2012[2]	20,000	19,856
Capital Auto Receivables Asset Trust, Series 2004-2, Class A-4, 3.75% 2009	25,500	24,922
Chase Issuance Trust, Series 2005-7, Class A, 4.55% 2013	20,250	20,022
Providian Gateway Master Trust, Series 2004-DA, Class A, 3.35% 2011[2]	20,400	19,919
Honda Auto Receivables Owner Trust, Series 2005-4, Class A-4. 4.60% 2010	20,000	19,800
American Express Credit Account Master Trust, Series 2005-5, Class A, 4.409% 2013[3]	19,500	19,512
GE SeaCo Finance SRL, Series 2004-1, Class A, AMBAC insured, 4.67% 2019[2,3]	18,042	18,042
WFS Financial Owner Trust, Series 2002-3, Class A-4, 3.50% 2010	3,082	3,062
WFS Financial Owner Trust, Series 2004-1, Class C, 2.49% 2011	2,696	2,637
WFS Financial Owner Trust, Series 2004-1, Class A-4, 2.81% 2011	12,000	11,693
Net Lease Funding LP, Series 2005-1, Class A-A1, MBIA insured, 4.258% 2014[2]	17,065	16,713
PG Energy Recovery Funding LLC, Series 2005-2, Class A-3, 5.12% 2014	16,076	16,260
West Penn Funding LLC, Transition Bonds, Series 2005-A, Class A-1, 4.46% 2010[2]	15,000	14,810
PG&E Energy Recovery Funding LLC, Series 2005-1, Class A-2, 3.87% 2011	14,705	14,445
Chase Credit Card Owner Trust, Series 2003-4, Class B, 5.019% 2016[3]	14,000	14,346
Advanta Business Card Master Trust, Series 2005-A3, Class A, 4.70% 2011	14,250	14,183
Impac CMB Grantor Trust, Series 2004-6, Class 1-A-1, 4.779% 2034[3]	7,436	7,492
Impac CMB Grantor Trust, Series 2004-6, Class M-2, 4.979% 2034[3]	5,897	5,920
Prestige Auto Receivables Trust, Series 2003-1, Class A-2, FSA insured, 2.41% 2010[2]	1,493	1,474
Prestige Auto Receivables Trust, Series 2004-1, Class A-2, FSA insured, 3.69% 2011[2]	11,813	11,667
Park Place Securities, Inc., Series 2005-WHQ3, Class A-2-A, 4.459% 2035[3]	12,512	12,510
Home Equity Asset Trust, Series 2004-2, Class M-1, 4.909% 2034[3]	11,000	11,040
Hyundai Auto Receivables Trust, Series 2002-A, Class C, 3.91% 2009[2]	10,500	10,428
Capital One Auto Finance Trust, Series 2004-B, Class A-3, MBIA insured, 2.96% 2009	10,000	9,892
Merrill Lynch Mortgage Investors, Inc., Series 2002-NC1, Class M-1, 5.079% 2033[3]	4,965	4,980
Merrill Lynch Mortgage Investors, Inc., Series 2002-NC1, Class M-2, 5.579% 2033[3]	3,610	3,623
MMCA Auto Owner Trust, Series 2001-4, Class B, 4.84% 2008	212	212
MMCA Auto Owner Trust, Series 2002-4, Class A-4, 3.05% 2009	3,756	3,724
MMCA Auto Owner Trust, Series 2002-2, Class A-4, 4.30% 2010	4,273	4,264
CitiFinancial Mortgage Securities Inc., Series 2003-3, Class AF-5, 4.553% 2033	8,000	7,812
World Financial Network Credit Card Master Note Trust, Series 2004-A, Class B, 4.869% 2013[3]	7,000	7,057
PP&L Transition Bond Co. LLC, Series 1999-1, Class A-7, 7.05% 2009	6,743	6,875
UPFC Auto Receivables Trust, Series 2004-A, Class A-3, AMBAC insured, 3.27% 2010	6,150	6,067
Vanderbilt Acquisition Loan Trust, Series 2002-1, Class A-3, 5.70% 2023	6,000	6,016
Specialty Underwriting and Residential Finance Trust, Series 2004-BC4, Class A-2B, 4.689% 2035[3]	6,000	6,010
Saxon Asset Securities Trust, Series 2004-2, Class AF-5, 4.99% 2035	5,850	5,843
Franklin Auto Trust, Series 2002-1, Class A-4, MBIA insured, 4.51% 2010	5,299	5,293
Nordstrom Credit Card Master Note Trust, Series 2002-1, Class B, 5.069% 2010[2,3]	5,000	5,035
Centex Home Equity Loan Trust, Series 2003-C, Class AF-6, 4.81% 2033	5,000	4,958
PF Export Receivables Master Trust, Series 2001-B, MBIA insured, 6.60% 2011[2]	4,636	4,843
Structured Asset Investment Loan Trust, Series 2004-BNC2, Class A-4, 4.699% 2034[3]	4,450	4,459
Household Private Label Credit Card Master Note Trust I, Series 2002-1, Class B, 4.919% 2011[3]	4,000	4,011
Household Automotive Trust, Series 2001-3, Class A-4, 4.37% 2008	3,713	3,707
California Infrastructure and Economic Development Bank, Special Purpose Trust, SCE-1,
Series 1997-1, Class A-6, 6.38% 2008	900	908
California Infrastructure and Economic Development Bank, Special Purpose Trust, PG&E-1,
Series 1997-1, Class A-7, 6.42% 2008	2,081	2,098
Triad Automobile Receivables Trust, Series 2002-1, Class A-3, AMBAC insured, 3.00% 2009[2]	1,741	1,727
Financial Pacific Funding II, LLC, Series 2003-A, Class A, FSA insured, 2.29% 2009[2]	1,738	1,720
SeaWest Securitization, LLC, Series 2003-A, Class A-2, XLCA insured, 2.84% 2009[2]	1,701	1,682
New South Motor Vehicle Trust, Series 2002-A, Class A-3, AMBAC insured, 3.03% 2010	1,178	1,177
		1,267,109

CONSUMER DISCRETIONARY — 2.35%
Residential Capital Corp. 5.67% 2008[3]	14,500	14,531
Residential Capital Corp. 6.375% 2010	16,500	16,782
General Motors Corp. 7.20% 2011	30,000	21,225
General Motors Acceptance Corp. 5.22% 2007[3]	25,000	23,622
General Motors Acceptance Corp. 6.875% 2011	55,000	50,214
General Motors Acceptance Corp. 7.25% 2011	5,000	4,601
General Motors Acceptance Corp. 7.00% 2012	48,500	44,038
General Motors Acceptance Corp. 6.61% 2014[3]	15,000	13,528
Ford Motor Credit Co. 6.75% 2008	2,700	2,447
Ford Motor Credit Co. 5.80% 2009	6,000	5,238
Ford Motor Credit Co. 7.375% 2009	75,000	66,570
Ford Motor Credit Co. 5.72% 2010[3]	5,000	4,359
Ford Motor Credit Co. 7.875% 2010	58,000	52,241
Ford Motor Credit Co. 7.375% 2011	17,500	15,355
Comcast Cable Communications, Inc. 8.375% 2007	19,000	19,820
Comcast Cable Communications, Inc. 6.875% 2009	13,000	13,665
Comcast Corp. 5.45% 2010	25,000	25,176
Comcast Corp. 5.85% 2015	13,000	13,192
Comcast Corp. 6.50% 2015	20,750	21,967
Comcast Corp. 7.05% 2033	9,250	10,018
TCI Communications, Inc. 8.75% 2015	2,670	3,241
Toll Brothers, Inc. 6.875% 2012	11,750	12,359
Toll Brothers, Inc. 4.95% 2014	35,000	32,485
Toll Brothers Finance Corp. 5.15% 2015[2]	39,000	36,213
AOL Time Warner Inc. 6.875% 2012	56,500	60,220
AOL Time Warner Inc. 7.625% 2031	13,000	14,520
Clear Channel Communications, Inc. 6.00% 2006	2,000	2,017
Clear Channel Communications, Inc. 4.625% 2008	15,000	14,801
Clear Channel Communications, Inc. 7.65% 2010	915	980
Clear Channel Communications, Inc. 5.75% 2013	10,000	9,818
Clear Channel Communications, Inc. 5.50% 2014	20,000	19,170
Chancellor Media Corp. of Los Angeles 8.00% 2008	20,750	22,074
Cox Communications, Inc. 7.75% 2006	10,000	10,145
Cox Communications, Inc. 4.625% 2010	25,000	24,223
Cox Communications, Inc. 7.75% 2010	15,000	16,262
Cox Communications, Inc. 5.45% 2014	15,500	15,151
May Department Stores Co. 3.95% 2007	20,500	20,165
May Department Stores Co. 4.80% 2009	43,000	42,434
Pulte Homes, Inc. 4.875% 2009	21,625	21,200
Pulte Homes, Inc. 7.875% 2011	10,000	10,998
Pulte Homes, Inc. 6.25% 2013	5,000	5,101
Pulte Homes, Inc. 5.20% 2015	10,000	9,424
Pulte Homes, Inc. 7.875% 2032	10,250	11,493
DaimlerChrysler North America Holding Corp. 6.40% 2006	7,065	7,101
DaimlerChrysler North America Holding Corp. 4.75% 2008	10,000	9,913
DaimlerChrysler North America Holding Corp. 7.20% 2009	3,000	3,175
DaimlerChrysler North America Holding Corp. 4.875% 2010	7,250	7,086
DaimlerChrysler North America Holding Corp. 7.75% 2011	13,160	14,414
DaimlerChrysler North America Holding Corp. 6.50% 2013	9,155	9,600
Viacom Inc. 5.625% 2007	7,500	7,542
Viacom Inc. 7.70% 2010	8,000	8,644
Viacom Inc. 6.625% 2011	20,000	20,853
Viacom Inc. 5.625% 2012	10,000	9,942
Centex Corp. 4.75% 2008	10,000	9,900
Centex Corp. 5.25% 2015	38,500	36,639
Harrah’s Operating Co., Inc. 5.50% 2010	27,315	27,331
Harrah’s Operating Co., Inc. 5.75% 2017	14,000	13,655
Hyatt Equities, LLC 6.875% 2007[2]	22,760	23,229
American Honda Finance Corp. 5.125% 2010[2]	20,500	20,584
Univision Communications Inc. 2.875% 2006	10,000	9,841
Univision Communications Inc. 3.875% 2008	2,700	2,597
Univision Communications Inc. 7.85% 2011	7,000	7,712
Cox Radio, Inc. 6.625% 2006	17,495	17,525
Liberty Media Corp. 8.50% 2029	3,665	3,648
Liberty Media Corp. 8.25% 2030	14,055	13,842
Thomson Corp. 5.50% 2035	17,300	16,756
Seminole Tribe of Florida 5.798% 2013[2,4]	16,750	16,691
Marriott International, Inc., Series F, 4.625% 2012	14,945	14,404
News America Inc. 5.30% 2014	8,750	8,700
Carnival Corp. 3.75% 2007	5,000	4,890
MDC Holdings, Inc. 5.50% 2013	5,000	4,851
Gannett Co., Inc. 6.375% 2012	4,000	4,155
Lennar Corp. 5.95% 2013	4,000	4,032
Tribune Co. 4.875% 2010	3,750	3,661
Ryland Group, Inc. 5.375% 2012	2,750	2,646
		1,218,642

TELECOMMUNICATION SERVICES — 1.56%
Sprint Capital Corp. 7.625% 2011	21,000	23,182
Sprint Capital Corp. 6.875% 2028	5,000	5,480
Nextel Communications, Inc. 6.875% 2013	74,923	78,226
Nextel Communications, Inc. 7.375% 2015	58,862	62,167
SBC Communications Inc. 4.542% 2008[3]	13,750	13,781
SBC Communications Inc. 4.125% 2009	52,420	50,661
SBC Communications Inc. 6.25% 2011	10,000	10,466
SBC Communications Inc. 5.10% 2014	15,000	14,679
SBC Communications Inc. 5.625% 2016	25,000	25,203
SBC Communications Inc. 6.15% 2034	28,750	28,975
BellSouth Corp. 4.20% 2009	60,250	58,575
BellSouth Corp. 4.75% 2012	15,000	14,638
Verizon Global Funding Corp. 7.25% 2010	30,000	32,588
Verizon Global Funding Corp. 6.875% 2012	10,000	10,866
Verizon Florida Inc., Series F, 6.125% 2013	4,310	4,360
Verizon Global Funding Corp. 7.75% 2030	18,200	21,699
France Télécom 7.75% 2011[3]	61,500	68,765
Telecom Italia Capital SA, Series A, 4.00% 2008	20,000	19,409
Telecom Italia Capital SA 4.95% 2014	21,250	20,331
Telecom Italia Capital SA 5.25% 2015	22,000	21,408
Cingular Wireless LLC 5.625% 2006	5,000	5,037
AT&T Wireless Services, Inc. 7.875% 2011	12,170	13,670
AT&T Wireless Services, Inc. 8.125% 2012	27,730	32,080
Deutsche Telekom International Finance BV 5.25% 2013	30,000	29,887
Deutsche Telekom International Finance BV 8.75% 2030[3]	10,000	12,757
Koninklijke KPN NV 8.00% 2010	27,500	30,232
Verizon Wireless Capital LLC and Cellco Partnership 5.375% 2006	27,375	27,471
Vodafone Group PLC 7.75% 2010	20,000	21,925
PCCW-HKT Capital Ltd. 8.00% 2011[2,3]	15,000	16,609
CenturyTel, Inc., Series M, 5.00% 2015	15,000	14,017
ALLTEL Corp. 4.656% 2007	13,500	13,443
Singapore Telecommunications Ltd. 6.375% 2011[2]	10,000	10,670
		813,257

INDUSTRIALS — 0.93%
General Electric Capital Corp., Series A, 5.00% 2007	20,000	20,045
General Electric Capital Corp., Series A, 5.375% 2007	7,000	7,046
General Electric Capital Corp., Series A, 3.50% 2008	13,000	12,634
General Electric Capital Corp., Series A, 6.00% 2012	8,000	8,437
General Electric Co. 5.00% 2013	23,000	23,022
Cendant Corp. 6.875% 2006	10,835	10,948
Cendant Corp. 6.25% 2008	11,750	11,968
Cendant Corp. 7.375% 2013	35,205	39,386
John Deere Capital Corp., Series D, 4.375% 2008	7,500	7,421
John Deere Capital Corp., Series D, 3.75% 2009	12,000	11,629
John Deere Capital Corp., Series D, 4.125% 2010	20,000	19,441
Deere & Co. 8.95% 2019	18,600	20,687
BAE SYSTEMS 2001 Asset Trust, Series 2001, Class B, 7.156% 2011[2,4]	29,773	31,215
BAE SYSTEMS 2001 Asset Trust, Series 2001, Class G, MBIA insured, 6.664% 2013[2,4]	20,720	22,062
Union Pacific Railroad Co. Pass Through Trust, Series 2004-2, 5.214% 2014[2]	10,000	10,005
Union Pacific Railroad Co. Pass Through Trust, Series 2002-1, 6.061% 2023[4]	6,685	7,173
Union Pacific Railroad Co. Pass Through Trust, Series 2004-1, 5.404% 2025[4]	19,211	19,597
Hutchison Whampoa International Ltd. 7.00% 2011[2]	3,500	3,772
Hutchison Whampoa International Ltd. 6.50% 2013[2]	21,500	22,806
Hutchison Whampoa Finance Ltd., Series B, 7.45% 2017[2]	2,750	3,127
Northrop Grumman Corp. 4.079% 2006	25,000	24,812
Tyco International Group SA 6.125% 2008	8,000	8,171
Tyco International Group SA 6.375% 2011	15,250	15,858
Northwest Airlines, Inc., Series 2001-1, Class A-2, 6.841% 2012	3,000	2,908
Northwest Airlines, Inc., Series 1999-2, Class A, 7.575% 2020	5,364	5,404
Northwest Airlines, Inc., Series 1999-3, Class G, 7.935% 2020[4]	8,193	8,294
Northwest Airlines, Inc., Series 2002-1, Class G-2, MBIA insured, 6.264% 2023[4]	1,841	1,874
Northwest Airlines, Inc., Series 2001-1, Class A-1, 7.041% 2023[4]	4,180	4,043
American Airlines, Inc., Series 2003-1, Class G, AMBAC insured, 3.857% 2012[4]	7,432	7,168
American Airlines, Inc., Series 2001-2, Class A-1, 6.978% 2012[4]	8,163	8,420
American Airlines, Inc., Series 2001-2, Class A-2, 7.858% 2013	5,000	5,275
Raytheon Co. 4.85% 2011	20,000	19,820
Continental Airlines, Inc., Series 2001-1, Class A-2, 6.503% 2011	5,000	4,919
Continental Airlines, Inc., Series 1999-2, Class A-2, 7.056% 2011	3,085	3,170
Continental Airlines, Inc., Series 1998-1, Class A, 6.648% 2019[4]	2,464	2,409
Continental Airlines, Inc., Series 1997-4, Class A, 6.90% 2019[4]	2,007	2,001
Continental Airlines, Inc., Series 1999-1, Class A, 6.545% 2020[4]	4,115	4,112
Continental Airlines, Inc., Series 1999-2, Class A-1, 7.256% 2021[4]	1,773	1,803
Caterpillar Inc. 4.50% 2009	13,000	12,829
Southwest Airlines Co. 6.50% 2012	9,500	10,005
Southwest Airlines Co. 5.25% 2014	2,500	2,429
Canadian National Railway Co. 4.25% 2009	9,550	9,339
Burlington Northern and Santa Fe Railway Co. Pass Through Trust, Series 2002-1, 5.943% 2022[4]	3,630	3,827
Southern Capital Corp. Pass Through Trust, Series 2002-1, Class G, MBIA insured, 5.70% 2023[2,4]	1,914	1,925
		483,236

UTILITIES — 0.75%
Duke Capital LLC 4.331% 2006	9,700	9,635
Duke Capital Corp. 4.37% 2009	21,075	20,585
Duke Capital Corp. 6.25% 2013	10,000	10,429
Duke Capital Corp. 5.50% 2014	9,000	8,980
PSEG Power LLC 3.75% 2009	14,700	14,079
PSEG Power LLC 7.75% 2011	15,000	16,626
PSEG Power LLC 5.00% 2014	13,250	12,805
Virginia Electric and Power Co., Series 2002-A, 5.375% 2007	6,250	6,275
Virginia Electric and Power Co., Series 2003-B, 4.50% 2010	3,500	3,416
Dominion Resources, Inc., Series 2002-D, 5.125% 2009	5,250	5,239
Dominion Resources, Inc., Series 2002-B, 6.25% 2012	23,250	24,357
Dominion Resources, Inc., Series E, 6.30% 2033	4,000	4,083
Pacific Gas and Electric Co., First Mortgage Bonds, 3.60% 2009	9,500	9,123
Pacific Gas and Electric Co., First Mortgage Bonds, 4.80% 2014	11,500	11,226
Pacific Gas and Electric Co., First Mortgage Bonds, 6.05% 2034	20,000	20,770
Exelon Corp. 4.45% 2010	20,000	19,363
Exelon Generation Co., LLC 6.95% 2011	19,520	21,071
Ameren Corp. 4.263% 2007	12,150	11,980
Cilcorp Inc. 8.70% 2009	13,000	14,455
Union Electric Co. 5.40% 2016	5,000	5,050
Scottish Power PLC 5.375% 2015	20,000	20,047
Consolidated Edison Co. of New York, Inc., Series 2004-C, 4.70% 2009	15,000	14,914
Consolidated Edison Co. of New York, Inc., Series 2005-C, 5.375% 2015	4,000	4,066
American Electric Power Co., Inc. 4.709% 2007[3]	7,500	7,456
Appalachian Power Co., Series G, 3.60% 2008	9,000	8,724
Southern California Edison, First and Refunding Mortgage Bonds, Series 2005-A, 5.00% 2016	16,000	15,849
San Diego Gas & Electric Co., Series CCC, 5.30% 2015	15,000	15,205
SP PowerAssets Ltd. 3.80% 2008[2]	11,500	11,172
Oncor Electric Delivery Co. 6.375% 2012	8,600	9,081
Constellation Energy Group, Inc. 6.125% 2009	8,750	9,036
Alabama Power Co., Series U, 2.65% 2006	7,000	6,985
NiSource Finance Corp. 6.15% 2013	6,000	6,293
Kern River Funding Corp. 4.893% 2018[2,4]	6,214	6,104
Tri-State Generation and Transmission Association Inc., Pass Through Trust, Series 2003-A, 6.04% 2018[2,4]	5,365	5,527
		390,006

MATERIALS — 0.55%
International Paper Co. 4.00% 2010	8,180	7,731
International Paper Co. 5.85% 2012	67,445	68,530
International Paper Co. 5.50% 2014	13,000	12,797
Norske Skogindustrier ASA 7.625% 2011[2]	22,950	24,603
Norske Skogindustrier ASA 6.125% 2015[2]	33,850	32,769
Norske Skogindustrier ASA 7.125% 2033[2]	11,800	11,390
Weyerhaeuser Co. 5.95% 2008	6,330	6,462
Weyerhaeuser Co. 6.75% 2012	19,330	20,543
Weyerhaeuser Co. 7.375% 2032	10,000	11,151
Alcan Inc. 5.20% 2014	35,000	34,672
ICI Wilmington, Inc. 5.625% 2013	20,000	19,939
Teck Cominco Ltd. 6.125% 2035	15,000	14,884
Temple-Inland Inc. 7.875% 2012	10,000	10,930
SCA Coordination Center NV 4.50% 2015[2]	6,750	6,105
Packaging Corp. of America 4.375% 2008	4,000	3,915
UPM-Kymmene Corp. 5.625% 2014[2]	1,800	1,794
		288,215

HEALTH CARE — 0.39%
Cardinal Health, Inc. 6.75% 2011	7,750	8,270
Cardinal Health, Inc. 4.00% 2015	50,000	44,959
Cardinal Health, Inc. 5.85% 2017	15,000	15,290
Wyeth 4.375% 2008[3]	10,000	9,891
Wyeth 5.50% 2016[2]	29,000	29,393
Aetna Inc. 7.375% 2006	24,486	24,584
Aetna Inc. 7.875% 2011	10,000	11,226
Amgen Inc. 4.00% 2009	21,000	20,382
Humana Inc. 7.25% 2006	14,900	15,044
Humana Inc. 6.30% 2018	1,000	1,056
UnitedHealth Group Inc. 3.75% 2009	15,000	14,526
Schering-Plough Corp. 5.55% 2013[3]	6,250	6,377
		200,998

ENERGY — 0.25%
Ras Laffan Liquefied Natural Gas Co. Ltd. 3.437% 2009[2,4]	12,494	12,070
Ras Laffan Liquefied Natural Gas II 5.298% 2020[2,4]	22,000	21,874
Ras Laffan Liquefied Natural Gas III 5.838% 2027[2,4]	20,000	20,126
Devon Financing Corp., ULC 6.875% 2011	10,000	10,951
Devon Energy Corp. 7.95% 2032	20,750	26,845
Sunoco, Inc. 4.875% 2014	15,000	14,664
Petroleum Export Ltd., Class A-2, XLCA insured, 4.633% 2010[2,4]	11,500	11,398
Pemex Finance Ltd. 9.69% 2009[4]	7,770	8,405
OXYMAR 7.50% 2016[2,4]	4,000	4,334
		130,667

INFORMATION TECHNOLOGY — 0.25%
Electronic Data Systems Corp. 7.125% 2009	12,500	13,293
Electronic Data Systems Corp., Series B, 6.50% 2013[3]	63,250	65,100
Electronic Data Systems Corp. 7.45% 2029	23,149	24,693
Motorola, Inc. 4.608% 2007	15,000	14,913
Motorola, Inc. 8.00% 2011	1,540	1,768
Motorola, Inc. 5.22% 2097	10,314	8,563
		128,330

MUNICIPALS — 0.24%
State of California, Golden State Tobacco Securitization Corp., Tobacco Settlement Asset-backed Bonds,
Series 2003-A1, 6.25% 2033	43,070	46,942
State of South Dakota, Educational Enhancement Funding Corp., Tobacco Settlement Asset-backed Bonds,
Series 2002-A, Class A, 6.72% 2025	19,905	19,840
State of Wisconsin, Badger Tobacco Asset Securitization Corp., Tobacco Settlement Asset-backed Bonds, 6.125% 2027	13,660	14,429
State of Louisiana, Tobacco Settlement Authority, Asset-backed Bonds, Series 2001-B, 5.50% 2030	10,835	11,094
State of California, Department of Water Resources, Power Supply Revenue Bonds, Series 2002-E, 4.33% 2006	9,040	9,027
State of Louisiana, Tobacco Settlement Financing Corp., Tobacco Settlement Asset-backed Bonds,
Series 2001-A, Class A, 6.36% 2025	7,032	7,012
Texas Public Finance Authority, Unemployment Compensation Obligation Assessment, Revenue Bonds,
Series 2003-B, 2.875% 2006	6,000	5,889
State of California, Los Angeles County Metropolitan Transportation Authority, General Revenue Refunding Bonds
(Workers’ Compensation Funding Program), Series 2003, AMBAC insured, 4.17% 2009	5,000	4,900
State of New York, Sales Tax Asset Receivable Corp., Taxable Revenue Bonds, Series 2005-B, FGIC insured, 4.06% 2010	5,000	4,838
		123,971

CONSUMER STAPLES — 0.15%
CVS Corp. 4.00% 2009	5,000	4,813
CVS Corp. 6.117% 2013[2,4]	9,660	10,038
CVS Corp. 5.789% 2026[2,4]	16,204	16,492
CVS Corp. 5.298% 2027[2,4]	15,614	15,282
Unilever Capital Corp. 5.90% 2032	10,000	10,629
Molson Coors Capital Finance ULC 4.85% 2010	10,000	9,873
Costco Wholesale Corp. 5.50% 2007	4,750	4,779
SUPERVALU INC. 7.50% 2012	4,165	4,459
		76,365

NON-U.S. GOVERNMENT — 0.04%
United Mexican States Government Global 4.625% 2008	3,500	3,461
United Mexican States Government Global 10.375% 2009	6,500	7,498
State of Qatar 9.75% 2030	5,000	7,650
		18,609

MISCELLANEOUS — 0.02%
Other bonds & notes in initial period of acquisition		10,817

Total bonds & notes (cost: $15,095,361,000)		15,021,206

Short-term securities — 3.91%

Procter & Gamble Co. 4.05%-4.24% due 1/4-1/24/2006[2]	179,000	178,669
Pfizer Investment Capital PLC 4.125%-4.345% due 1/18-3/23/2006[2]	177,800	177,028
Coca-Cola Co. 3.96% due 1/11/2006	50,000	49,939
Atlantic Industries 4.15%-4.30% due 1/27-3/3/2006[2]	125,000	124,290
CAFCO, LLC 4.16%-4.34% due 1/12-2/21/2006[2]	94,200	93,884
Ciesco LLC 4.09%-4.175% due 1/5-2/6/2006[2]	68,500	68,334
Federal Home Loan Bank 4.08%-4.285% due 1/18-3/8/2006	107,400	106,723
Federal Home Loan Bank 4.07% due 2/3/2006[6]	50,000	49,804
Concentrate Manufacturing Co. of Ireland 4.20%-4.25% due 1/10-1/23/2006[2]	146,550	146,307
Variable Funding Capital Corp. 4.05%-4.39% due 1/13-3/21/2006[2]	88,700	88,139
Variable Funding Capital Corp. 4.18% due 2/10/2006[2,6]	50,000	49,762
Freddie Mac 3.92%-4.065% due 1/6-1/31/2006	68,500	68,403
Freddie Mac 4.08% due 2/7/2006[6]	50,000	49,775
Wells Fargo Bank, N.A. 4.32%-4.42% due 2/16-3/20/2006	99,000	98,999
Park Avenue Receivables Co., LLC 4.25% due 1/9/2006[2]	50,000	49,947
Preferred Receivables Funding Corp. 4.33% due 2/8/2006[2]	45,000	44,789
Wal-Mart Stores Inc. 4.08%-4.09% due 1/18-1/24/2006[2]	59,500	59,365
Wal-Mart Stores Inc. 4.10% due 1/31/2006[2,6]	25,000	24,910
International Lease Finance Corp. 4.13%-4.34% due 1/9-3/3/2006	66,800	66,567
General Electric Capital Corp. 4.36% due 2/28/2006	33,500	33,266
Edison Asset Securitization LLC 4.36% due 2/27/2006[2]	32,400	32,173
Federal Farm Credit Banks 4.00%-4.11% due 1/6-1/9/2006	55,000	54,954
Cloverleaf International Holdings SA 4.30% due 2/13/2006[2]	52,200	51,925
SunTrust Banks Inc. 4.29% due 2/17/2006[6]	50,000	49,993
Fannie Mae 4.29% due 3/29/2006	35,500	35,126
3M Co. 3.71% due 1/4/2006	35,000	34,985
Medtronic Inc. 4.24% due 1/19/2006[2]	31,700	31,629
BellSouth Corp. 4.24% due 1/18/2006[2]	31,000	30,934
Anheuser-Busch Companies, Inc. 4.31% due 3/16/2006[2]	25,000	24,780
Verizon Global Funding Corp. 4.31% due 2/8/2006[2]	23,100	22,992
Triple-A One Funding Corp. 4.27% due 1/6/2006[2]	20,258	20,244
NetJets Inc. 4.15% due 1/3/2006[2]	15,000	14,993

Total short-term securities (cost: $2,033,575,000)		2,033,628

Total investment securities (cost: $47,638,930,000)		51,904,518
Other assets less liabilities		42,033

Net assets		$51,946,551

“Miscellaneous” securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.

1 Security did not produce income during the last 12 months.
2 Purchased in a private placement transaction; resale may be limited to qualified institutional buyers; resale to the public may require registration. The total value of all such restricted securities was $3,302,867,000, which represented 6.36% of the net assets of the fund.
3 Coupon rate may change periodically.
4 Pass-through securities backed by a pool of mortgages or other loans on which principal payments are periodically made. Therefore, the effective maturities are shorter than the stated maturities.
5 Index-linked bond whose principal amount moves with a government retail price index.
6 This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

ADR = American Depositary Receipts

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ON INVESTMENT PORTFOLIO

To the Shareholders and
Board of Directors of
American Balanced Fund, Inc.:

We have audited, in accordance with standards of the Public Company Accounting Oversight Board (United States), the financial statements of American Balanced Fund, Inc. (the “Fund”) as of December 31, 2005, and for the year then ended and have issued our report thereon dated February 14, 2006, which report and financial statements are included in Item 1 of this Certified Shareholder Report on Form N-CSR. Our audit also included the Fund’s investment portfolio (the “Schedule”) as of December 31, 2005 appearing in Item 6 of this Form N-CSR. This Schedule is the responsibility of the Fund’s management. Our responsibility is to express an opinion based on our audit. In our opinion, the Schedule referred to above, when considered in relation to the basic financial statements taken as a whole of the Fund, presents fairly, in all material respects, the information set forth therein.

DELOITTE & TOUCHE LLP
February 14, 2006
Costa Mesa, California

ITEM 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 - Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 - Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a Nominating Committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the Board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full Board of Directors. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the Board. Such suggestions must be sent in writing to the Nominating Committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the Nominating Committee.

ITEM 11 - Controls and Procedures

(a)
The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)
There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 - Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940, as amended, and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERICAN BALANCED FUND, INC.

By /s/ Robert G. O'Donnell
Robert G. O'Donnell, Vice Chairman and PEO

Date: March 10, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ Robert G. O'Donnell
Robert G. O'Donnell, Vice Chairman and PEO

Date: March 10, 2006

By /s/ Jennifer M. Buchheim
Jennifer M. Buchheim, Treasurer and PFO

Date: March 10, 2006